UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-12

PVF CAPITAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 27, 2010

To Our Stockholders:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of PVF Capital Corp. (“PVF Capital” or the “Company”) to be held at the Hilton Cleveland East, 3663 Park East Dr., Beachwood, Ohio 44122 on Wednesday, October 27, 2010 at 10:00 a.m., local time.

At the Annual Meeting, you will be asked to elect two directors whose terms will expire at the annual meeting of stockholders in 2011. Enclosed with this letter is a notice of annual meeting together with a proxy statement, which contains information with respect to the nominees for director. In addition, you are also being asked to consider and approve our 2010 Equity Incentive Plan. Finally, you are being asked to ratify the Audit Committee’s selection of Crowe Horwath LLP as PVF Capital’s independent registered public accounting firm for the fiscal year ending June 30, 2011. The Board of Directors recommends that you vote “FOR” each of the director nominees and “FOR” each of the other proposals.

Your vote on these matters is important, regardless of the number of shares you own, and all stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. In order to ensure that your shares are represented, I urge you to execute and return the enclosed proxy as soon as possible.

ROBERT J. KING, JR.

President and Chief Executive Officer

PVF CAPITAL CORP.

30000 AURORA ROAD

SOLON, OHIO 44139

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders (the “Annual Meeting”) of PVF Capital Corp. (“PVF Capital” or the “Company”), will be held at the Hilton Cleveland East, 3663 Park East Dr., Beachwood, Ohio 44122 on Wednesday, October 27, 2010 at 10:00 a.m., local time, for the following purposes:

1.	To elect two Class I directors whose terms will expire at the annual meeting of stockholders in 2011;

2.	To approve the adoption of the PVF Capital Corp. 2010 Equity Incentive Plan (the “2010 Incentive Plan”);

3.	To ratify the appointment of Crowe Horwath LLP as PVF Capital Corp.’s independent registered public accounting firm for the fiscal year ending June 30, 2011; and

4.	such other business as may properly come before the meeting.

As of the date of this Notice, the Board of Directors is not aware of any other business to come before the Annual Meeting.

The Board of Directors has fixed the close of business on September 10, 2010, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Your Board of Directors recommends that you vote “FOR” the election of each of the director nominees listed in the proxy statement under “PROPOSAL 1 — ELECTION OF DIRECTORS,” “FOR” the approval of the adoption of the 2010 Incentive Plan under “PROPOSAL 2 — ADOPTION OF THE PVF CAPITAL CORP. 2010 EQUITY INCENTIVE PLAN and “FOR” the ratification of Crowe Horwath LLP under “PROPOSAL 3 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.”

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the enclosed proxy. Voting instructions are printed on your proxy and included in the accompanying proxy statement. If you need help in voting your shares or if you have any questions regarding the proposals, please call our proxy solicitor, Georgeson, Inc. toll-free at (800) 457-0759.

By Order of the Board of Directors,

JEFFREY N. MALE

Vice President and Secretary

Solon, Ohio

September 27, 2010

Your vote is important. Stockholders are requested to complete, date, sign and return the enclosed PROXY in the envelope provided, which requires no postage if mailed in the United States.

PVF CAPITAL CORP.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors of PVF Capital Corp. (“PVF Capital” or the “Company”), an Ohio corporation, of the accompanying proxy to be voted at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, October 27, 2010 at 10:00 a.m., local time, and at any adjournment thereof. The mailing address of the principal executive offices of PVF Capital is 30000 Aurora Road, Solon, Ohio 44139; telephone number (440) 248-7171. To obtain directions to attend the Annual Meeting, please contact Investor Relations at (440) 248-7171. This proxy statement, together with the related proxy and PVF Capital’s 2010 Annual Report to Stockholders, are being mailed to stockholders of the Company on or about September 27, 2010.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

When and Where will the Annual Meeting be Held?

The Annual Meeting will be held on Wednesday, October 27, 2010 at 10:00 a.m., local time, at the Hilton Cleveland East, 3663 Park East Dr., Beachwood, Ohio 44122.

Why did I Receive these Proxy Materials?

You have received these proxy materials because the Board of Directors is soliciting a proxy to vote your shares at the Annual Meeting. This proxy statement contains information that PVF Capital is required to provide to you under the rules of the Securities and Exchange Commission (the “Commission”) and is intended to assist you in voting your shares.

Who may Vote at the Annual Meeting?

The Board of Directors has set September 10, 2010, as the “record date” for the Annual Meeting. This means that only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof. At the close of business on September 10, 2010, there were 25,642,218 shares of PVF Capital’s common stock, $0.01 par value, outstanding. Each share of common stock entitles the holder to one vote on each item to be voted upon at the Annual Meeting.

What is the Difference between Holding Shares of Common Stock as a “Stockholder of Record” and as a “Beneficial Owner”?

If your shares are registered directly in your name, you are considered the “stockholder of record” of those shares. PVF Capital has sent these proxy materials directly to all “stockholders of record.” Alternatively, if your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, which is sometimes called “street name,” then you are the “beneficial owner” of those shares, and these proxy materials were forwarded to you by that organization. The organization holding your shares is the stockholder of record for purposes of voting the shares at the Annual Meeting. As the beneficial owner, you have the right to direct that organization how to vote the shares of common stock held in your account by following the voting instructions the organization provides to you.

How do I Vote?

Stockholders of record may vote on matters that are properly presented at the Annual Meeting in two ways: (i) by completing the accompanying proxy and returning it in the envelope provided; or (ii) by attending the Annual Meeting and casting your vote in person. If you hold your shares in street name, you should follow the voting instructions provided to you by the organization that holds your shares. If you plan to attend the Annual Meeting and vote in person, ballots will be available. If your shares are held in the name of your broker, bank or other stockholder of record, you must bring a legal proxy from the stockholder of record indicating that you were the beneficial owner of the shares on September 10, 2010 in order to vote in person.

What if My Shares are Held through the Park View Federal Savings Bank 401(k) Plan?

If you participate in the Park View Federal Savings Bank 401(k) Plan (the “401(k) Plan”) and invest in the PVF Capital Corp. Stock Fund, you will receive a voting instruction card that reflects the shares of common stock credited to your account in the 401(k) Plan as of September 10, 2010. You may direct the 401(k) Plan Trustee how to vote the shares of common stock credited to your account. The Trustee will vote all shares of common stock for which it does not receive timely instructions from participants as directed by PVF Capital. The deadline for returning your voting instructions to the 401(k) Plan Trustee is 10:00 a.m., local time, on October 25, 2010.

How will My Shares be Voted?

Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. If you submit a valid proxy prior to the Annual Meeting, but do not complete the voting instructions, your shares will be voted:

•	“FOR” the election of each of the director nominees listed under “PROPOSAL 1 — ELECTION OF DIRECTORS;”

•	“FOR” the approval of the adoption of the 2010 Incentive Plan under “PROPOSAL 2 — ADOPTION OF THE PVF CAPITAL CORP. 2010 EQUITY INCENTIVE PLAN;” and

•

“FOR” the ratification of Crowe Horwath LLP as PVF Capital’s independent registered public accounting firm for the fiscal year ending June 30, 2011 under “PROPOSAL 3 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.”

Can Other Matters be Decided at the Annual Meeting?

On the date that this proxy statement was printed, PVF Capital did not know of any matters to be raised at the Annual Meeting other than those included in this proxy statement. If you submit a valid proxy and other matters are properly presented for consideration at the Annual Meeting, then the individuals appointed as proxies will have the discretion to vote on those matters for you.

May I Revoke or Change My Vote?

Yes, proxies may be revoked at any time before a vote is taken or the authority granted is otherwise exercised. Revocation may be accomplished by:

•	the execution of a later dated proxy with respect to the same shares;

•	giving notice in writing to Jeffrey N. Male, Secretary, PVF Capital Corp., 30000 Aurora Road, Solon, Ohio 44139; or

•	notifying Mr. Male in person at the Annual Meeting.

If your shares are held in street name and you wish to revoke your proxy, you should follow the instructions provided to you by the record holder of your shares. If you wish to revoke your proxy in person at the Annual Meeting, you must bring a legal proxy from the stockholder of record indicating that you were the beneficial owner of the shares on September 10, 2010. Attending the Annual Meeting will not, by itself, revoke your proxy.

Who Pays the Cost of Proxy Solicitation?

The accompanying proxy is solicited by and on behalf of the Board of Directors of PVF Capital, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation shall be borne by the Company. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, facsimile and electronic mail by directors, officers and employees of PVF Capital. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of common stock held of record by such persons, and PVF Capital will reimburse them for reasonable out-of-pocket expenses incurred in connection therewith. PVF Capital has engaged Georgeson, Inc. to aid in the solicitation of proxies in order to assure a sufficient return of votes on the proposals to be presented at the Annual Meeting. The costs of such services are estimated at $7,500, plus reasonable distribution and mailing costs.

How Many Shares of Common Stock Must be Represented at the Annual Meeting in Order to Constitute a Quorum?

At least 12,821,110 shares of common stock of PVF Capital must be represented at the Annual Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a stockholder of record, such as a broker or bank, does not vote on a proposal because it has not received voting instructions from the beneficial owner and does not have discretionary authority to vote on that proposal.

What are the Voting Requirements to Elect the Directors and to Approve the Other Proposals Discussed in this Proxy Statement?

The vote required to approve each of the proposals that are scheduled to be presented at the Annual Meeting is as follows:

Proposal	Vote Required
PROPOSAL 1 — ELECTION OF DIRECTORS

•   Election of the director nominees requires the favorable vote of a plurality of all votes cast by the holders of common stock at the Annual Meeting. Broker non-votes and proxies marked “WITHHOLD AUTHORITY” will not be counted toward the election of directors or toward the election of individual nominees specified in the proxy and, thus, will have no effect other than that they will be counted for establishing a quorum.

PROPOSAL 2 — ADOPTION OF THE PVF CAPITAL CORP. 2010 EQUITY INCENTIVE PLAN

•   The proposal to approve the adoption of the 2010 Incentive Plan requires the affirmative vote of the holders of common stock entitled to exercise a majority of the voting power of PVF Capital. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting on Proposal 2. Broker non-votes and abstentions will be counted as present and entitled to vote on the matter for purposes of establishing a quorum and, therefore, will have the same effect as votes against Proposal 2.

PROPOSAL 3 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

•   The proposal to ratify the selection of Crowe Horwath LLP as PVF Capital’s independent registered public accounting firm requires the affirmative vote of the holders of common stock entitled to exercise a majority of the voting power of the Company. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting on Proposal 3. Broker non-votes and abstentions will be counted as present and entitled to vote on the matter for purposes of establishing a quorum and, therefore, will have the same effect as votes against Proposal 3.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON OCTOBER 27, 2010

This proxy statement, the Form 10-K for the year ended June 30, 2010 and the 2010 Annual Report to Stockholders are available at https://www.myparkview.com/proxy.asp.

CORPORATE GOVERNANCE

The Board of Directors — Independence

The Board of Directors of PVF Capital is currently comprised of eight members, two of which are nominees for re-election at the Annual Meeting. Additional information regarding each director nominee is set forth in “PROPOSAL 1 — ELECTION OF DIRECTORS” beginning on page 13 of this proxy statement. In 2010, the Board of Directors affirmatively determined that all of the directors listed below are “independent directors” under the current listing standards of the Nasdaq Capital Market (the “Nasdaq”):

Marty E. Adams	Steven A. Calabrese
Frederick D. DiSanto	Umberto P. Fedeli
Mark D. Grossi	Richard R. Hollington, III
Stuart D. Neidus

The only current director of PVF Capital that has not been deemed independent by the Board of Directors is Robert J. King, Jr., the Company’s President and Chief Executive Officer.

In assessing the independence of Marty E. Adams, the Board of Directors considered Mr. Adams’ service as Interim Chief Executive Officer of PVF Capital from March 2009 until September 10, 2009. In determining Mr. Adams’ independence, the Board of Directors considered that Mr. Adams’ interim employment did not last longer than one year and it was the opinion of the Board that Mr. Adams’ interim employment and any compensation received therefrom would not interfere with the exercise of his independent judgment in carrying out his responsibilities as a director.

In assessing the independence of directors, the Board of Directors considered the business relationships between PVF Capital and its directors or their affiliated businesses, other than ordinary banking relationships. Where business relationships other than ordinary banking relationships existed, the Board determined that none of the relationships between PVF Capital and their affiliated businesses impaired the directors’ independence because the amounts involved were immaterial to the directors or to those businesses when compared to their annual income or gross revenues. The business relationships between PVF Capital and its directors or the directors’ affiliated companies that were considered by the Board of Directors were: (i) Mr. Calabrese’s position as the managing partner of Calabrese, Racek and Markos, Inc. (“CRM”), a firm that performs appraisals on properties securing loans made by PVF Capital’s subsidiary bank, Park View Federal Savings Bank (the “Bank”), and CRM Construction Services, Inc. (“CRMC”), a firm that provides asset positioning services for the Bank relative to Bank-owned real estate and other assets; and (ii) Mr. Fedeli’s position as President and Chief Executive Officer of the Fedeli Group, which acts as the Bank’s agent in connection with its purchase of insurance. In reviewing the independence of Mr. Calabrese, the Board of Directors determined that all fees paid to CRM and CRMC during fiscal 2010 or any of the past three fiscal years did not exceed 5% of either entity’s annual consolidated gross revenues. In reviewing the independence of Mr. Fedeli, the Board of Directors considered the relationship between PVF Capital and the Fedeli Group and determined such firm received fees of less than $120,000 for the performance of insurance related services in 2010.

The Board of Directors also determined that former directors Robert K. Healey, Ronald D. Holman, II, Stanley T. Jaros, Raymond J. Negrelli and Thomas J. Smith, each of whom served as a director during fiscal 2010, were independent under the current listing standards of the Nasdaq. In addition, the Board of Directors determined that former directors John R. Male and C. Keith Swaney, each of whom also served as a director of PVF Capital during fiscal 2010, was not independent, as a result of having been an employee of the Company and the Bank within the past three years.

Certain Relationships and Related Transactions

Indebtedness of Management

During fiscal 2010, certain current directors and executive officers of PVF Capital, and their associates, were customers of, and had banking transactions with, subsidiaries of PVF Capital, including the Bank. Under applicable law, the Bank’s loans to directors and executive officers must be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions with non-affiliated persons, and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank’s capital and surplus (i.e., up to $5,043,618 at June 30, 2010) to such persons must be approved in advance by a disinterested majority of the Bank’s Board of Directors.

At June 30, 2010, the aggregate amount of loans by the Bank to executive officers and directors was $8,901,109, representing 10.7% of stockholders’ equity. These loans were performing according to their original terms at June 30, 2010. All loans made by the Bank to its directors and executive officers and members of their immediate families were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the Bank, and did not involve more than the normal risk of collectability or present other unfavorable features.

Transactions with Related Persons

Pursuant to the charter of the Audit Committee of the Board of Directors, the Audit Committee has the responsibility to review all related party transactions for potential conflict of interest situations on an ongoing basis and to determine whether to approve such transactions. The Audit Committee has adopted a comprehensive written policy for the review of certain transactions with related persons. The policy requires Audit Committee review of certain transactions with a director, nominee for director or executive officer, or any immediate family member or entity controlled by any such person (collectively, a “Related Person”). The transactions that require review are financial transactions or relationships (including charitable contributions and indebtedness other than loans provided in the ordinary course of PVF Capital’s business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans provided to unrelated third parties and which did not involve more than the normal risk of collectability or present other unfavorable features) where the aggregate amount involved will, or may be expected to, exceed $120,000 in any calendar year, the Company is, will be, or may be, expected to be a participant and any Related Person has or will have a direct or indirect material interest. In considering whether to recommend approval of a transaction, the Audit Committee will consider: (i) whether the terms of the transaction are at least as favorable to PVF Capital as those that might be achieved with an unaffiliated third party; (ii) the size of the transaction and the amount of consideration payable to the Related Person; (iii) the nature of the interest of the Related Person; (iv) whether the transaction may involve a conflict of interest as defined in the Company’s Code of Ethics; and (v) whether the transaction involves the provision of goods or services to PVF Capital that are available from unaffiliated third parties. The Audit Committee’s recommendations with respect to Related Person transactions are then submitted for consideration by the full Board of Directors, which decides whether to approve any covered transaction.

In addition, in accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Bank’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, PVF Capital’s Code of Ethics provides that all executive officers and directors must disclose any private interest that presents the possibility of a conflict of interest with the Company, the Bank and/or their respective affiliates.

Director Steven A. Calabrese is the managing partner of CRM, a firm that performs appraisals on properties securing loans made by the Bank, and CRMC, a firm that provides asset positioning services for the Bank relative to Bank-owned real estate and other assets. During fiscal 2010, the Bank paid a total of $136,000 in appraisal fees to CRM and $253,000 to CRMC for asset positioning services.

Former director Raymond J. Negrelli is a 50% owner of Bay Properties Co., an Ohio general partnership. Bay Properties Co. is a 50% owner and general partner of Park View Plaza, Ltd. (“PVP”), an Ohio limited partnership formed to develop and operate a 10,000 square foot retail plaza located in Cleveland, Ohio. PVF Service Corporation, a wholly-owned subsidiary of PVF Capital, is a 25% owner and limited partner of PVP. The Bank maintains a branch office in the retail plaza owned and operated by PVP, and during fiscal 2010, the Bank paid a total of $69,300 in rent and operating cost reimbursements to PVP. For the fiscal year ending June 30, 2011, PVF Capital estimates that it will pay a total of $69,300 in rent and operating cost reimbursements to PVP. Bay Properties Co. is also a 50% owner of Park View Center, LLC (“PVC”), an Ohio limited liability company formed to develop and operate an 8,200 square foot office building located in Mayfield Heights, Ohio. The Bank is a tenant of the office building and leases a 3,000 square foot unit with an automated teller machine in the office building owned and operated by PVC. During fiscal 2010, the Bank paid a total of $88,100 in rent and operating cost reimbursements to PVC. For the fiscal year ending June 30, 2011, PVF Capital estimates that it will pay a total of $88,100 in rent and operating cost reimbursements to PVC. Bay Properties Co. is also a 50% owner of Avon Limited, LLC, an Ohio limited liability company formed to develop and operate a 3,375 square foot office building located in Avon, Ohio. The Bank is a tenant of the office building and leases the office building owned and operated by Avon Limited, LLC. During fiscal 2010, the Bank paid a total of $75,900 in rent and operating cost reimbursements to Avon Limited, LLC. For the fiscal year ending June 30, 2011, PVF Capital estimates that it will pay a total of $75,900 in rent and operating cost reimbursements to Avon Limited, LLC.

Attendance at Meetings

The Board of Directors held 12 meetings during fiscal 2010. All incumbent directors attended at least 75% of the total of all meetings of the Board of Directors and any committees thereof on which such director served during the year. Directors are expected to prepare themselves for and to attend all Board meetings, the annual meeting of stockholders and the meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. Ten members of the Board of Directors attended the annual meeting of stockholders held on January 29, 2010.

Board Leadership Structure and Role in Risk Oversight

Leadership of PVF Capital is currently shared between Mr. Grossi, Chairman of the Board of Directors, and Mr. King, President and Chief Executive Officer of the Company. The Chairman of the Board presides over meetings of the Board of Directors, presides over annual meetings of stockholders, consults and advises the Board and its committees on the business and affairs of PVF Capital, and performs other responsibilities as may be assigned by the Board from time to time. The Chief Executive Officer is in charge of both overseeing PVF Capital’s day-to-day operations and establishing and leading the execution of the Company’s long-term strategic objectives, subject to the overall direction and supervision of the Board of Directors and its committees. PVF Capital does not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer, and the Board of Directors believes that flexibility in appointing the Chairman of the Board allows the Board of Directors to make a determination as to such position from time to time and in a manner that it believes is in the best interest of the Company and its stockholders. The Board of Directors believes that the current structure is best for PVF Capital because it allows Mr. King to focus on the Company’s day-to-day business, while allowing Mr. Grossi to lead the Board of Directors in its primary role of review and oversight of management. The Board of Directors also believes that its leadership structure has created an environment of open, efficient communication between the Board and management, enabling the Board to maintain an active, informed role in risk management by being able to monitor and manage those matters that may present significant risks to PVF Capital.

The Board of Director’s role in PVF Capital’s risk management process includes reviewing regular reports from senior management on areas of material risk to the Company, including operational, financial, legal, regulatory and strategic risks. The Board of Directors reviews these reports to enable it to understand and assess PVF Capital’s risk assessment, risk management and risk mitigation strategies. While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of both management and the Board also have responsibility for risk management. In accordance with the Audit Committee charter, the Audit Committee assists the Board of Directors in its oversight of PVF Capital’s risk assessment and risk management policies. In addition, the Capital Committee assists the Board of Directors in overseeing and monitoring the capital levels of PVF Capital and the Bank in accordance with applicable law and regulatory standards to ensure safety and soundness, as well as assists the Board in strategic planning and risk oversight. Finally, the Compensation Committee oversees the management of risks relating to executive and non-executive compensation plans and arrangements. While each committee oversees certain risks and the management of such risks, the entire Board is regularly informed of such risks through committee reports.

Committees of the Board of Directors

The Board of Directors conducts its business through meetings of the Board and the following committees: (i) Audit Committee; (ii) Capital Committee; (iii) Compensation Committee; and (iv) Nominating Committee. Each committee meets on a regular basis and reports its deliberations and actions to the full Board of Directors. Each of the committees has the authority to engage outside experts, advisors and counsel to the extent it considers appropriate to assist the committee in its work. The following table identifies our standing committees and their members as of September 27, 2010. All members of each committee are independent in accordance with the listing standards of the Nasdaq.

Director	Audit Committee		Capital Committee		Compensation Committee		Nominating Committee
Marty E. Adams			X	*	X		X
Steven A. Calabrese					X		X
Frederick D. DiSanto	X
Umberto P. Fedeli							X	*
Mark D. Grossi			X
Richard R. Hollington, III	X				X	*	X
Robert J. King, Jr.			X
Stuart D. Neidus	X	*			X

Number of Meetings in Fiscal 2010	7		3		1		4

*	Denotes Chairperson

During the fiscal year ended June 30, 2010, former directors Robert K. Healey, Ronald D. Holman II, Stanley T. Jaros, Raymond J. Negrelli, John R. Male and Thomas J. Smith served on the following committees: (i) Audit Committee — Mr. Healey; (ii) Compensation Committee — Messrs. Healey and Jaros; and (iii) Nominating Committee — Messrs. Holman and Jaros.

Audit Committee

PVF Capital has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). During the fiscal year ended June 30, 2010, the Audit Committee met periodically to examine and approve the audit report prepared by PVF Capital’s independent registered public accounting firm, to review and appoint the independent registered public accounting firm to be engaged by the Company, to review the internal audit function and internal accounting controls and to review and approve various policies. The Board of Directors has determined that one member of the Audit Committee, Stuart D. Neidus, qualifies as an “audit committee financial expert” as defined in Section 407(d) of Regulation S-K promulgated by the Commission. Mr. Neidus acquired these attributes through education and experience in the areas of business and accounting. Mr. Neidus is “independent,” as independence for audit committee members is defined under applicable Nasdaq listing standards. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to PVF Capital’s definitive proxy materials distributed in connection with the Company’s annual meeting held on January 29, 2010. The Audit Committee and the Board of Directors review the charter periodically to ensure the scope of the charter is consistent with the Audit Committee’s expected role.

Capital Committee

The Capital Committee of PVF Capital is responsible for overseeing and monitoring the capital levels of the Company and the Bank in accordance with applicable regulatory standards. Additionally, the Capital Committee assists the Board of Directors in analyzing sources and uses of capital as well as potential alternative methods for raising additional capital if deemed necessary by the Board of Directors. The Capital Committee also assists the Board of Directors in its responsibilities of strategic planning and risk oversight.

Compensation Committee

The Compensation Committee is responsible for establishing and administering policies governing the compensation for PVF Capital’s named executive officers. The Compensation Committee operates under a written charter that establishes the Committee’s responsibilities. The Compensation Committee and the Board of Directors review the charter periodically to ensure the scope of the charter is consistent with the Compensation Committee’s expected role. The Compensation Committee Charter was attached as Appendix B to PVF Capital’s definitive proxy materials distributed in connection with the Company’s annual meeting held on February 5, 2008. The Compensation Committee meets outside the presence of all executive officers, including the named executive officers, to consider appropriate compensation for the Chief Executive Officer. The Compensation Committee analyzes the Chief Executive Officer’s performance annually and determines his base salary, annual performance bonus payments and any equity award grants based on its assessment of his performance. The Compensation Committee also takes into consideration the recommendations of the Chief Executive Officer when determining the payments to be made to the other named executive officers under PVF Capital’s discretionary bonus plan and equity incentive plans.

The Chief Executive Officer reviews, annually, each other named executive officer’s performance and based upon guidelines established by the Compensation Committee determines the appropriate base salary for each named executive officer. The Chief Executive Officer also makes recommendations to the Compensation Committee with respect to annual discretionary bonus payments and the grants of equity awards for each named executive officer, excluding himself.

Nominating Committee

The Board of Directors’ Nominating Committee nominates directors to be voted on at the annual meeting and recommends nominees to fill any vacancies on the Board of Directors. The Board of Directors has adopted a written charter for the Nominating Committee, which was attached as Appendix A to the Company’s definitive proxy materials distributed in connection with the Company’s annual meeting of stockholders held on February 5, 2008. The Nominating Committee and the Board of Directors review the charter periodically to ensure the scope of the charter is consistent with the activities of the Nominating Committee.

Nominating Committee Procedures

It is the policy of the Nominating Committee to consider director candidates recommended by stockholders who appear to be qualified to serve on the Board of Directors. The Board of Directors may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Board does not perceive a need to increase in size. In order to avoid the unnecessary use of the Board of Directors’ resources, the Board will consider only those director candidates recommended in accordance with the procedures set forth below.

Any stockholder wishing to recommend a candidate for consideration by the Nominating Committee as a possible director nominee for election at an upcoming annual meeting must provide written notice to the Nominating Committee of such stockholder’s recommendation of a director nominee no later than the July 1 preceding the annual meeting. Notice should be provided to: Jeffrey N. Male, Secretary, PVF Capital Corp., 30000 Aurora Road, Solon, Ohio 44139. Such notice must contain the following information:

•	The name of the person recommended as a director candidate;

•	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act;

•	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

•

As to the stockholder making the recommendation, the name and address of such stockholder, as he, she or it appears on the books of PVF Capital; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his, her or its name and address, along with a current written statement from the record holder of the shares that reflects ownership of PVF Capital’s common stock; and

•	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In its deliberations, the Nominating Committee will consider a candidate’s personal and professional integrity, knowledge of the banking business and involvement in community, business and civic affairs. Although PVF Capital does not have a specific diversity policy for director candidates, it is the policy of the Nominating Committee that nominees for director should have a diversity of viewpoints, background, experience and other demographics. In searching for qualified director candidates to fill vacancies in the Board, the Nominating Committee solicits PVF Capital’s current directors for the names of potential qualified candidates. Moreover, the Nominating Committee may ask its directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee will then consider the potential pool of director candidates, select a candidate based on the candidate’s qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of PVF Capital. In the event a stockholder has submitted a proposed nominee, the Nominating Committee will consider the proposed nominee in the same manner in which the Nominating Committee would evaluate nominees for director recommended by directors.

With respect to nomination of existing directors for re-election to the Board of Directors, the Nominating Committee considers and reviews an existing director’s: (i) Board and Committee attendance and performance; (ii) length of Board service; (iii) experience, skills and contributions; and (iv) independence.

Stockholder Communications with Directors

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Jeffrey N. Male, Secretary, PVF Capital Corp., 30000 Aurora Road, Solon, Ohio 44139. All communications that relate to matters that are within the scope of the responsibilities of the Board and its committees are to be presented to the

Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board committees are also to be forwarded to the Chair of the appropriate committee. Communications that relate to ordinary business matters that are not within the scope of the Board of Director’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to regulations promulgated under the Exchange Act, PVF Capital’s officers, directors and persons who own more than 10% of the outstanding common stock (“Reporting Persons”) are required to file reports detailing their ownership and changes of ownership in such common stock (collectively, “Reports”), and to furnish the Company with copies of all such Reports. Based solely on its review of the copies of such Reports or written representations that no such Reports were necessary that PVF Capital received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended June 30, 2010, all of the Reporting Persons complied with these reporting requirements.

BENEFICIAL OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICAL OWNERS

Persons and groups beneficially owning in excess of 5% of PVF Capital’s common stock are required to file certain reports with respect to such ownership pursuant to the Exchange Act. The following table sets forth, as of September 10, 2010, certain information as to the common stock beneficially owned by the only persons known to PVF Capital to beneficially own more than 5% of the common stock, by each of the Company’s directors and nominees, by the non-director executive officers of PVF Capital named in the Summary Compensation Table set forth under the caption “Executive Compensation” and by all executive officers and directors of the Company as a group.

Name(1)	Total Beneficial Ownership(2)		Percent of Outstanding(3)
Directors, Executive Officers and Nominees
Marty E. Adams	642,618	(4)	2.45%
Steven A. Calabrese	1,421,962	(5)	5.54%
Frederick D. DiSanto	141,179	(6)	*
Umberto P. Fedeli	2,549,117	(7)	9.9%
Mark D. Grossi	118,208	(8)	*
Richard R. Hollington, III	2,443,616	(9)	9.53%
Robert J. King, Jr.	645,343	(10)	2.50%
Stuart D. Neidus	147,814	(11)	*
Jeffrey N. Male	587,743	(12)	2.29%
Jane Grebenc	33,600	(13)	*
All Directors and executive officers as a group (13 persons)	6,849,960		26.04%

5% Or Greater Stockholders
Umberto P. Fedeli 5005 Rockside Road, Crown Centre Building, Fifth Floor, Independence, Ohio 44131-8003	2,549,117	(7)	9.9%
Short Vincent Partners II, L.P. CapitalWorks SVP II LLC, CapitalWorks LLC and Richard R. Hollington, III, 1111 Superior Avenue, Suite 970, Cleveland, Ohio 44114	2,443,616	(9)	9.53%
Steven A. Calabrese CCAG Limited Partnership and the Steven A. Calabrese Profit Sharing Trust, 30000 Aurora Road, Solon, Ohio 44139	1,421,962	(5)	5.54%

*	Less than 1%.
(1)	Unless otherwise noted, all directors and executive officers of PVF Capital have the Company’s address: 30000 Aurora Road, Solon, Ohio 44139.
(2)

In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from September 10, 2010. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the listed shares.

(3)

For all directors and executive officers, the percentage of class is based upon the sum of 25,642,218 shares of common stock outstanding on September 10, 2010 and the number of shares of common stock, if any, as to which the named individual or group has the right to acquire beneficial ownership upon the exercise of options within 60 days of September 10, 2010. For all entities that are listed as beneficial owners of 5% or more of the common stock, the percentage of class is based upon 25,642,218 shares of common stock outstanding on September 10, 2010.

(4)	Amount includes 383,808 shares underlying vested options and warrants.

(5)

Amount includes 178,289 shares owned by Steven A. Calabrese Profit Sharing Trust and 1,091,148 shares owned by CCAG Limited Partnership, over which Mr. Calabrese has sole voting and investment power. Amount also include 5,000 shares underlying vested options, 71,824 shares owned by Mr. Calabrese’s minor children and 64,522 owned by his wife, over which Mr. Calabrese has shared voting and investment power. Mr. Calabrese disclaims beneficial ownership of the shares owned by his wife.

(6)

Amount includes 30,447 shares owned by JPD Management LLC, 20,339 shares owned by Anden, Inc., 51,695 shares owned by Mr. DiSanto’s wife, 25,818 shares owned by his son and 2,880 shares owned by his son’s IRA.

(7)

According to the Schedule 13D, Amendment 7, filed with the Commission on July 16, 2010, amount includes 28,431 shares owned by the Fedeli Family Charitable Foundation, of which Mr. Fedeli is the president, 2,841 shares owned by his wife’s IRA and 80,071 shares underlying vested warrants. Mr. Fedeli disclaims beneficial ownership of the shares owned by his wife’s IRA. On June 23, 2010, Mr. Fedeli entered into a letter agreement (the “Fedeli Agreement”) with the Company, pursuant to which he agreed he would keep his ownership level, including shares he acquires upon the exercise of warrants, at or below 9.9% of the outstanding common stock of the Company unless he has received the prior approval or nonobjection of the Office of Thrift Supervision (the “OTS”). As a result of the execution of the Agreement, based upon the number of shares of common stock outstanding as of September 10, 2010, the number of shares Mr. Fedeli may be deemed to own upon the exercise of warrants is limited to 106,442.

(8)	Amount consists of 118,208 shares owned by Westwood Douglas LLC, over which Mr. Grossi has sole voting and investment power.
(9)

According to the Schedule 13D filed with the Commission on April 1, 2010, filed jointly by Mr. Hollington and Short Vincent Partners II, L.P., amount includes 2,436,610 shares over which Mr. Hollington has shared voting and investment power with Short Vincent Partners II, L.P. and 7,006 shares over which Mr. Hollington has sole voting and investment power. Short Vincent Partners II, L.P.’s general partner is CapitalWorks SVP II LLC, a subsidiary of CapitalWorks LLC. Mr. Hollington is the president of CapitalWorks SVP II LLC.

(10)

Amount includes 252,848 shares held by a trust of which Mr. King is trustee, 192,000 shares of restricted stock over which Mr. King has power to vote but not dispose, and 124,471 shares underlying vested warrants.

(11)	Includes 6,903 shares owned by Mr. Neidus’ wife, 18,842 shares owned by his daughters’ IRAs and 16,855 shares underlying vested options.
(12)

Amount includes 58,220 shares held by the 401(k) Plan, as to which Mr. Male has sole voting and shared investment power, 389,763 shares held by revocable trusts of which Mr. Male is co-trustee and shares voting and investment power, 30,076 shares owned by Mr. Male’s wife’s IRA and 11,600 shares underlying vested options.

(13)	Amount includes 100 shares held by a trust of which Ms. Grebenc is trustee and 10,000 shares underlying vested options.

PROPOSAL 1 — ELECTION OF DIRECTORS

PVF Capital’s First Amended and Restated Articles of Incorporation (the “Articles”) provide that the number of directors of the Company shall be not less than five nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of PVF Capital, voting separately as a class), determined from time to time in accordance with the Bylaws of the Board of Directors (the “Bylaws”). Currently, the Board of Directors has fixed the number of directors at eight. Previously, the Board of Directors had fixed the number of directors at thirteen, however, with the resignations of Robert K. Healey, Ronald D. Holman, II, Stanley T. Jaros, John R. Male, Raymond J. Negrelli and Thomas J. Smith, and the appointment of Frederick D. DiSanto and Richard R. Hollington, III, the Board of Directors determined in late July 2010 to reduce the size of the Board to eight directors.

In conjunction with the Board of Directors’ reduction actions, and consistent with the terms of the Articles, the Board is currently divided into two classes, with four directors serving in each class. Previously, when the Board of Directors consisted of nine members or more, the Articles required that the directors be divided into three classes. Pursuant to the Articles, PVF Capital’s directors are to be elected for a term of two years or until their successors are duly elected and qualified. Formerly, when the Board of Directors was divided into three classes, directors of each class were elected for a term of three years or until their successors were duly elected and qualified. At present, the Class I and Class II directors of PVF Capital are as follows: Class I — Frederick D. DiSanto, Mark D. Grossi, Stuart D. Neidus, Robert J. King, Jr.; and Class II — Marty E. Adams, Steven A. Calabrese, Umberto P. Fedeli, Richard R. Hollington, III.

In connection with the reduction in the size of the Board of Directors and the reclassification of directors into two classes, Article TENTH of the Articles requires that such actions shall not have the effect of shortening the term of any incumbent director. Consequently, in order to appropriately transition the members of the Board of Directors from three to two classes and provide for consistency in director class elections, the Board of Directors has determined to nominate Frederick D. DiSanto and Mark D. Grossi as directors to serve a one-year term expiring at the 2011 annual meeting. At the 2011 annual meeting, the term of fellow Class I director Stuart D. Neidus will also expire, placing three Class I director positions up for election. Finally, at the 2012 annual meeting, the term of Class I director Robert J. King, Jr. will expire along with the terms of all Class II directors. It is the opinion of the Board of Directors that this transitionary election process will allow PVF Capital to appropriately structure the membership of its Board and keep the structure and function of the Board of Directors consistent with the terms of the Articles.

It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unable to serve. Except as described below, there are no arrangements or understandings between PVF Capital and any director pursuant to which such person has been elected a director of the Company.

Director Steven A. Calabrese was appointed as a director of PVF Capital pursuant to an agreement with the Company and the Bank dated September 30, 2008. Under the terms of the agreement, for a two-year period, Mr. Calabrese agreed to vote for PVF Capital’s nominees for director and not to solicit proxies, make stockholder proposals or offer certain transactions to the Company’s stockholders.

PVF Capital and the Bank also entered into a similar agreement dated September 30, 2008 with Richard M. Osborne. Under the Osborne Agreement, Mr. Osborne was appointed as a director of PVF Capital, but resigned from the Board on January 29, 2009. The Osborne Agreement provides that, subject to any limitation imposed by law or by any regulatory authority having jurisdiction over the Company or the Bank, in the event that any time prior to the scheduled expiration of his initial term as a director, Mr. Osborne is unable to serve as a director, whether because of resignation, removal or otherwise, he is entitled to designate a substitute nominee who is reasonably acceptable to the Board of Directors, and PVF Capital will appoint the substitute nominee to the

Board of Directors for the remainder of the term, provided the substitute nominee agrees to be bound by certain provisions of the Osborne Agreement. In accordance with the Osborne Agreement, Mr. Osborne requested the appointment of Thomas J. Smith as his designated substitute nominee. The appointment of Mr. Smith as a director was subject to OTS approval, which was obtained, and Mr. Smith began service as a director effective at the November 24, 2009 Board of Directors meeting. Mr. Smith resigned as a director of PVF Capital on April 29, 2010.

On May 17, 2010, Mr. Hollington was appointed as a director pursuant to the terms of a Standby Purchase Agreement PVF Capital entered into with Short Vincent Partners II, L.P. on February 17, 2010 (the “Standby Purchase Agreement”). Pursuant to the Standby Purchase Agreement, Short Vincent Partners II, L.P. purchased 2,436,610 shares of common stock at the subscription price of $1.75 per share, resulting in a total investment of $4.26 million, in PVF Capital’s rights offering completed on March 26, 2010. Under the Standby Purchase Agreement, PVF Capital agreed to provide Short Vincent Partners II, L.P. the right to designate one candidate for appointment to the Board of Directors of the Company, and Short Vincent Partners II, L.P. designated Mr. Hollington as its candidate.

NOMINEES FOR ELECTION AS DIRECTORS

The nominees for election to serve for a one-year term are:

Frederick D. DiSanto (Class I). Mr. DiSanto has served as a director of PVF Capital and the Bank since July 27, 2010. Mr. DiSanto currently is the Chief Executive Officer of Ancora Advisors, LLC, a registered investment advisor since January 2006. Mr. DiSanto served as Executive Vice President and Manager of Fifth Third Bank’s Investment Advisors Division from 2000 to 2006, overseeing investment management, private banking, trust and banking services. From 1998 until 2000, Mr. DiSanto served as President and Chief Operating Officer of Maxus Investment Group and was responsible for the marketing, sales, financial and general operations. Prior to that, Mr. DiSanto served as managing partner of Gelfand Partners Asset Management from 1991 until its merger with Maxus Investment Group in 1997. Mr. DiSanto began his investment career in 1985 with McDonald Investments. Mr. DiSanto currently is a director of Parts Associates Inc., an MRO distributor, W.F. Hann & Sons, an HVAC Company, and Netnowledge, Inc. dba Thin Solutions, an IT services company. In addition, Mr. DiSanto serves as Chairman of the Greater Cleveland Sports Commission, and on the Board of Directors of Boys Hope Girls Hope of Northeast Ohio and John Carroll University. Mr. DiSanto earned his Bachelor degree in Management Science and his Masters of Business Administration from Case Western Reserve University. Age 48. The Nominating Committee believes that the attributes, skills and qualifications Mr. DiSanto has developed through his educational background and professional experiences in the financial services and investment banking industries, as well as his knowledge of the northeast Ohio business community and markets, allow him to provide continued financial and regional business expertise to the Board of Directors and has nominated him for re-election.

Mark D. Grossi (Class I). Mr. Grossi was named Chairman of the Board of PVF Capital and the Bank in January 2009. Since 2004, Mr. Grossi has been providing consulting services to financial services companies. From 1992 to 2004, Mr. Grossi served as Executive Vice President, Chief Retail Banking Officer and member of the Board of Directors of Charter One Bank, N.A. Prior to joining Charter One, Mr. Grossi was President and Chief Executive Officer and member of the Board of Directors of First American Savings Bank from 1987 to 1992. Mr. Grossi serves as a trustee for Walsh University, the Greater Cleveland Boy Scouts of America and Lake Ridge Academy. Mr. Grossi earned his Bachelor of Science in Business from Miami University and holds a Masters of Business Administration from Cleveland State University. Age 56. Director since 2009. The Nominating Committee believes that the attributes, skills and qualifications Mr. Grossi has developed through his educational background and his professional experiences in retail and commercial banking, as well as his knowledge of the northeast Ohio business community and markets, allow him to provide continued financial and regional business expertise to the Board of Directors and has nominated him for re-election.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF FREDERICK D. DISANTO AND MARK D. GROSSI AS DIRECTORS OF PVF CAPITAL.

DIRECTORS CONTINUING IN OFFICE

The following director has a term ending in 2011:

Stuart D. Neidus (Class I). Mr. Neidus is the current Chairman and Chief Executive Officer of Anthony & Sylvan Pools Corporation, a company that operates in the leisure industry and is one of the nation’s largest in-ground residential concrete swimming pool installers. Previously, Mr. Neidus served as President and a director of Parkwood Corporation, a private financial services company that is based in Cleveland, Ohio, from October 2009 to August 2010, during which time he continued in his roles of Chairman and Chief Executive Officer of Anthony & Sylvan Pools Corporation in a part-time capacity. Prior to serving with Anthony & Sylvan Pools Corporation, Mr. Neidus served as Executive Vice President and Chief Financial Officer of Essef Corporation from September 1996 until Anthony & Sylvan’s split-off from Essef in August 1999. Prior to joining Essef Corporation, Mr. Neidus held various positions at Premier Industrial Corporation from 1992 until 1996, including serving as Executive Vice President. Prior to that, Mr. Neidus spent 19 years with the international accounting firm of KPMG LLP, serving as an audit partner from 1984 until 1992. Mr. Neidus has served as a board member and on advisory committees of many nonprofit and civic organizations over the years. In addition, Mr. Neidus currently serves as a director of Parkwood Corporation. Age 59. Director since 1996. The Board of Directors believes that the attributes, skills and qualifications Mr. Neidus has developed through his educational background in business and accounting, his business and leadership experiences, as well as his knowledge and experience as a director of PVF Capital, allow him to provide continued accounting, business and corporate governance expertise to the Board of Directors.

The following directors have a term ending in 2012:

Marty E. Adams (Class II). Mr. Adams served as Interim Chief Executive Officer of PVF Capital and the Bank from March 2009 until September 9, 2009. Previously, Mr. Adams served as President and Chief Operating Officer of Huntington Bancshares, Inc. from July 2007 until December 2007 following Huntington Bancshares’ acquisition of Sky Financial Group, Inc. Mr. Adams previously served as the Chairman and Chief Executive Officer of Sky Financial Group, Inc. Age 58. Mr. Adams has served as a director of PVF Capital since January 2010 and as a director of the Bank since September 2009. The Board of Directors believes that the attributes, skills and qualifications Mr. Adams has developed through his extensive experience in the banking and financial services industries, as well as his service in significant public company leadership positions, allow him to provide continued business and leadership insight to the Board of Directors.

Steven A. Calabrese (Class II). Mr. Calabrese is the managing partner of Calabrese, Racek and Markos, Inc., which operates a number of commercial real estate companies in Cleveland, Ohio and Tampa, Florida. The firm specializes in evaluation, market research and reporting, management, construction and development services for commercial and industrial real estate. During his 30+ years of real estate and investment experience, Mr. Calabrese has provided leadership on multiple public, private and philanthropic boards. These include real estate investment trusts, financial institutions, utility companies, major healthcare facilities and academic boards. Age 49. Director since 2008. The Board of Directors believes that the attributes, skills and qualifications Mr. Calabrese has developed through his extensive experience in the real estate field, as well as his knowledge of the northeast Ohio business community and markets, and his experience as a director of PVF Capital, allow him to provide continued local business and real estate expertise to the Board of Directors.

Umberto P. Fedeli (Class II). Mr. Fedeli has served since 1988 as President and Chief Executive Officer of The Fedeli Group, a privately held insurance brokerage firm in Independence, Ohio. Mr. Fedeli is a member of the Board of Directors of the Cleveland Clinic Foundation and is currently serving as their Chairman of Government Relations and as a member of their Executive Committee. Mr. Fedeli also serves on the Board of Trustees of John Carroll University, is a trustee of the Cleveland Catholic Diocese Foundation, and Chairman of the Northern Ohio Italian American Foundation, a charitable organization that he helped establish in 1995. Mr. Fedeli is a graduate of John Carroll University. Age 50. Director since 2008. The Board of Directors believes that the attributes, skills and qualifications Mr. Fedeli has developed through his extensive experience in the insurance industry, as well as his knowledge of the northeast Ohio business community and markets, and his experience as a director of PVF Capital, allow him to provide continued business and leadership insight to the Board of Directors.

Richard R. Hollington, III (Class II). Mr. Hollington is the current President of CapitalWorks, LLC, an alternative asset manager with two private investment funds. Mr. Hollington’s responsibilities include day-to-day management for CapitalWorks and all of its products, developing and maintaining relationships with investors and financial intermediaries, sourcing and executing acquisition opportunities and stewarding portfolio company investments. Prior to joining CapitalWorks, Mr. Hollington founded RRH Management LLC to acquire and grow high quality manufacturing or distribution businesses in Northeast Ohio. Before forming RRH Management, Mr. Hollington spent 11 years in banking as a member of the executive management team of Sky Financial Group and its predecessors, where he led wealth management, insurance and banking business units and was responsible for the integration of several bank acquisitions. Mr. Hollington has also worked for McKinsey & Company, in its Cleveland, San Francisco and London offices, providing strategy development and performance improvement initiatives with energy, heavy industry, steel, food, and research and development companies. Earlier still, Mr. Hollington was in corporate finance with Cleveland-based McDonald Investments, working on public offerings, mergers and acquisitions and venture capital transactions. Age 47. Director since 2010. The Board of Directors believes that the attributes, skills and qualifications Mr. Hollington has developed through his extensive experiences in the financial services and investment banking industries, as well as his knowledge of the northeast Ohio business community and markets, allow him to provide continued business and leadership insight to the Board of Directors.

Robert J. King, Jr. (Class I). Mr. King has served as president and Chief Executive Officer of PVF Capital since September 2009. Prior to joining PVF Capital, Mr. King was senior managing director of FSI Group, LLC, a private equity operation focused on investing in the financial sector. Prior to that, Mr. King held numerous positions with Fifth Third Bank, which he joined in 1975. During his tenure with the Cincinnati-based financial institution, Mr. King served in various positions, including vice president of Institutional Asset Administration, director of marketing, commercial lending officer, customer service manager and marketing research specialist. In 1989, Mr. King joined Fifth Third Bank (Northeastern Ohio) as an executive vice president and was promoted to president and CEO the following year. In 1997, Fifth Third Bank’s board of directors appointed Mr. King chairman of the board of Fifth Third Bank (Northeastern Ohio), a position he held until his retirement in 2004. Mr. King was also an executive vice president of Fifth Third Bancorp and regional president of Fifth Third affiliate banks in Toledo, Dayton, Columbus and southern Ohio. Mr. King currently serves on the boards of directors of United Way Services, the Cleveland Orchestra, the Diversity Center, Ursuline College, and Cleveland Development Partners. Mr. King is a director of The Andersons, Inc. and Shiloh Industries, Inc., companies with a class of securities registered under Section 12(b) of the Exchange Act. Age 55. Director since 2009. The Board of Directors believes that the attributes, skills and qualifications Mr. King has developed through his education and experiences in the banking and financial services industries, as well as his significant leadership position with PVF Capital, allow him to provide continued business and leadership insight to the Board of Directors.

PROPOSAL 2 — ADOPTION OF THE PVF CAPITAL CORP. 2010 EQUITY INCENTIVE PLAN

On September 16, 2010, the Board of Directors approved the adoption of the 2010 Incentive Plan and is submitting it to stockholders for their approval at the Annual Meeting. Set forth below is a summary of the material features of the 2010 Incentive Plan. This summary does not purport to be a complete description of all of the provisions of the 2010 Incentive Plan and is qualified in its entirety by reference to the complete text of the 2010 Incentive Plan, which is set forth in Appendix A to this proxy statement.

The 2010 Incentive Plan is intended to foster and promote the long-term financial success of PVF Capital and increase stockholder value by motivating performance through incentive compensation. The 2010 Incentive Plan is intended to encourage participants to acquire ownership interests in PVF Capital, attract and retain talented employees, directors and consultants and enable participants to participate in the Company’s long-term growth and financial success. The 2010 Incentive Plan serves these purposes by making equity-based awards (“Awards”) available for grant to eligible participants in the form of:

•	nonqualified stock options to purchase shares of common stock (“NQSOs”);

•	incentive stock options to purchase shares of common stock (“ISOs” and, together with NQSOs, “Options”);

•	stock appreciation rights (“SARs”);

•	restricted shares of common stocks (“Restricted Stock”); and

•	other stock-based Awards — Awards that are valued in whole or in part by reference to, or otherwise based on, the fair market value of PVF Capital’s common stock (“Other Stock-Based Awards”).

If approved by the stockholders, the 2010 Incentive Plan will replace PVF Capital’s existing long-term incentive plan, the PVF Capital Corp. 2008 Equity Incentive Plan (the “Pre-Existing Plan”).

Section 162(m) of the Internal Revenue Code

Under the 2010 Incentive Plan, the Compensation Committee may grant Restricted Stock or Other Stock-Based Awards in a manner that constitutes “qualified performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder (“Performance-Based Awards”). Section 162(m) generally limits the deduction that PVF Capital may take for certain remuneration paid in excess of $1,000,000 to any “covered employee” (as defined in Section 162(m)) in any one taxable year. Performance-Based Awards granted under the 2010 Incentive Plan will not count against this $1,000,000 deduction limitation provided that: (i) the lapse of restrictions on such Performance-Based Awards and the distribution of cash, common stock or other property pursuant to such Performance-Based Awards is contingent upon satisfying one or more of the performance criteria enumerated in the 2010 Incentive Plan, as established and certified by the Compensation Committee, and (ii) the Performance-Based Awards otherwise satisfy the requirements for qualified performance-based compensation under Section 162(m). The 2010 Incentive Plan is designed so that Options and SARs granted thereunder will be considered qualified performance-based compensation for purposes of Section 162(m). PVF Capital is submitting the 2010 Incentive Plan, including the performance criteria set forth therein, to stockholders for approval at the Annual Meeting to ensure that Performance-Based Awards granted under the 2010 Incentive Plan will be deductible as qualified performance-based compensation.

Administration

The Compensation Committee will administer the 2010 Incentive Plan. The Compensation Committee will be comprised of at least two directors, each of whom will be an “outside director” (within the meaning of

Section 162(m) of the Code and the Treasury Regulations promulgated thereunder) and a “non-employee” director (within the meaning of Rule 16b-3 under the Exchange Act). In its capacity as plan administrator, the Compensation Committee will determine which participants will be granted Awards, the type of each Award granted and the terms and conditions of each Award. The Compensation Committee will also have full power and authority to: (i) establish, amend and rescind rules and regulations relating to the 2010 Incentive Plan; (ii) interpret the 2010 Incentive Plan and all related award agreements; and (iii) make any other determinations that it deems necessary or desirable for the administration of the 2010 Incentive Plan. Any action taken by the Compensation Committee will be final, binding and conclusive on all parties.

With respect to each Award granted under the 2010 Incentive Plan, PVF Capital will enter into a written or electronic award agreement with the participant which describes the terms and conditions of the Award, including: (i) the type of Award and when and how it may be exercised or earned; (ii) any exercise price associated with the Award; (iii) how the Award will or may be settled; and (iv) any other applicable terms and conditions affecting the Award.

Eligibility

The Compensation Committee may select any: (i) employees of PVF Capital and its affiliates; (ii) non-employee directors of the Company; and (iii) consultants who render services to PVF Capital or its affiliates to receive Awards under the 2010 Incentive Plan. As of September 10, 2010, there were approximately seven non-employee directors of PVF Capital and, as of June 30, 2010, there were 174 full-time employees and 41 part-time employees of the Company and its affiliates. PVF Capital is unable to reasonably estimate the number of third-party consultants who will be eligible to receive Awards under the 2010 Incentive Plan.

Available Shares of Common Stock

Subject to the adjustments discussed below, the aggregate number of shares of common stock available for the grant of Awards under the 2010 Incentive Plan will be 2,500,000, plus the number of shares that, on the date of approval, are available to be granted under the Pre-Existing Plan (the “Share Limit”). Shares of common stock issued under the 2010 Incentive Plan may consist of: (i) treasury shares; (ii) authorized but unissued shares of common stock not reserved for any other purpose; or (iii) shares of common stock purchased by PVF Capital or on its behalf in the open market for such purpose.

Upon the grant of an Award, the number of shares of common stock available for issuance under the 2010 Incentive Plan will be reduced by an amount equal to the number of shares subject to such Award. The following shares of common stock may be awarded under the 2010 Incentive Plan and do not count against the Share Limit:

•	Shares of common stock covered by an Award granted under the 2010 Incentive Plan that expires or is forfeited, cancelled, surrendered or otherwise terminated without the issuance of such shares;

•	Shares of common stock covered by an Award granted under the 2010 Incentive Plan that, by its terms, may be settled only in cash;

•

Shares of common stock subject to outstanding awards under the Pre-Existing Plan that on or after the date of approval of the 2010 Incentive Plan cease for any reason to be subject to such awards other than by reason of exercise or settlement of the awards to the extent they are exercised for, or settled in, vested and non-forfeitable shares of common stock; and

•

Shares of common stock from Awards exercised for, or settled in, vested and non-forfeitable shares of common stock that are later returned to PVF Capital pursuant to any compensation recoupment policy, provision or agreement.

During any fiscal year of the Company, the Compensation Committee may not grant any participant: (i) Options covering more than 300,000 shares of common stock; or (ii) SARs covering more than 300,000 shares of common stock. The foregoing limits only apply to Awards that are granted to covered employees and designated by the Compensation Committee as qualified performance-based compensation for purposes of Section 162(m) of the Code.

In the event of any common stock dividend, common stock split, recapitalization (including payment of an extraordinary dividend), merger, reorganization, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares or any other change affecting shares of common stock, the Compensation Committee will make such substitutions and adjustments as it deems equitable and appropriate to: (i) the aggregate number of shares of common stock that it may issue under the 2010 Incentive Plan; (ii) any share-based limits imposed under the 2010 Incentive Plan; and (iii) the exercise price, number of shares of common stock and other terms or limitations applicable to outstanding Awards.

On September 10, 2010, the closing price of PVF Capital’s common stock on the Nasdaq was $1.79.

Types of Awards

Options. Subject to the terms and conditions of the 2010 Incentive Plan, Options may be granted to participants in such number, and upon such terms and conditions, as shall be determined by the Compensation Committee in its sole discretion. The exercise price of any Option will be at least equal to the fair market value of a share of common stock (i.e., the closing price of PVF Capital’s common stock on the Nasdaq) on the date the Option is granted, and may be paid: (i) in cash; (ii) by tendering previously-acquired shares of common stock; (iii) by a cashless exercise; and/or (iv) through any other method approved by the Compensation Committee. The Compensation Committee will also determine the term of the option (which may not exceed ten years), the vesting terms and conditions and any other terms and conditions of the Option, all of which will be reflected in the related award agreement. The award agreement will specify whether the Option is intended to be an ISO or a NQSO. The Compensation Committee may grant all of shares of common stock available for issuance under the 2010 Incentive Plan with respect to ISOs. However, the Compensation Committee may only grant ISOs to employees of the Company or its subsidiaries, and ISOs will be subject to certain additional restrictions, including without limitation compliance with the requirements of Section 422 of the Code.

Stock Appreciation Rights. The Compensation Committee may grant SARs at any time during the term of the 2010 Incentive Plan in such number, and upon such terms and conditions, as it determines. The exercise price of any SAR will be at least equal to the fair market value of the shares of common stock on the date the SAR is granted. The Compensation Committee will also determine the term of the SAR (which may not exceed ten years), the vesting terms and conditions and any other terms and conditions of the SAR, all of which will be reflected in the related award agreement. Upon exercise of a SAR, a participant will be entitled to receive an amount equal to the difference between: (i) the fair market value of a share of common stock on the exercise date; and (ii) the exercise price per share of common stock, multiplied by the number of shares with respect to which the SAR is exercised. A SAR may be settled in shares of common stock, cash or a combination thereof, as specified by the Compensation Committee in the related award agreement.

Restricted Stock. The Compensation Committee may grant shares of Restricted Stock at any time during the term of the 2010 Incentive Plan in such number, and upon such terms and conditions, as it determines. Restricted Stock consists of shares of common stock that are issued to a participant but are subject to forfeiture based upon satisfaction of certain terms, conditions and restrictions which may include, without limitation: (i) a requirement that participants pay a purchase price for each share of Restricted Stock; (ii) restrictions based on the achievement of specific performance goals; (iii) time-based restrictions; or (iv) holding requirements or sale restrictions upon vesting. The Compensation Committee will determine the terms, conditions and restrictions applicable to each Restricted Stock Award, all of which will be reflected in the related award agreement. During the period that the shares of Restricted Stock remain subject to forfeiture: (1) PVF may retain the certificates representing shares of Restricted Stock; (2) a participant may not sell or otherwise transfer the shares of Restricted Stock; and (iii) unless otherwise provided in the related award agreement, a participant will generally be entitled to exercise full voting rights and receive all dividends paid with respect to the shares of Restricted Stock (except that receipt of any such dividends will be subject to the same terms, conditions and restrictions as apply to the shares of Restricted Stock). At the end of the restriction period: (a) the participant will forfeit the shares of Restricted Stock if all terms, conditions and restrictions specified in the related award agreement have not been met; or (b) PVF Capital will distribute the shares of Restricted Stock to the participant if all terms, conditions and restrictions specified in the related award agreement have been met.

Other Stock-Based Awards. The Compensation Committee may grant Other Stock-Based Awards at any time during the term of the 2010 Incentive Plan in such number, and upon such terms and conditions, as it determines. The Compensation Committee may grant Other Stock-Based Awards in such form as it determines, including, without limitation: (i) unrestricted shares of common stock; or (ii) time-based or performance-based restricted stock units that are settled in shares of common stock and/or cash. The award agreement relating to each Other Stock-Based Award will specify the terms and conditions upon which the Award will vest, the form of settlement (which may be cash, shares of common stock or a combination thereof), whether the Award will include dividend equivalents and any other terms and conditions of the Award.

Performance-Based Awards. Subject to the terms and conditions of the 2010 Incentive Plan, Performance-Based Awards may be granted to participants in such amount, and upon such other terms and conditions as shall be determined by the Compensation Committee, in its sole discretion. Each Performance-Based Award shall be evidenced by an award agreement that shall specify the payment amount or payment range, the time and method of settlement and other terms and conditions, as applicable, of such Performance-Based award including, that the vesting and/or payment of the Award is subject to the attainment of one or more performance criteria during a performance period established by the Compensation Committee.

Termination of Employment or Service

Unless otherwise determined by the Compensation Committee at any time prior to or after such termination, and included in the related award agreement or an amendment thereto:

•

In the event of a participant’s death or Disability (as such term is defined in the 2010 Incentive Plan): (i) all Options or SARs (whether or not exercisable) may be exercised for a period of three years following the date of death or Disability, but in no event beyond the original term of the Option or SAR (provided that any ISO exercised more than one year following the participant’s death or Disability will be treated as an NQSO); and (ii) all other unvested Awards shall become fully vested; provided, however, that the vesting of any unvested Award whose vesting is contingent upon the satisfaction or attainment of performance criteria shall be determined by the Compensation Committee, in its sole discretion.

•

In the event of a participant’s termination due to Retirement (as such term is defined in the 2010 Incentive Plan: (i) all Options or SARs (whether not exercisable) may be exercised for a period of three years following the date of Retirement, but in no event beyond the original term of the Option or SAR (provided that any ISO exercised more than three months following the date of Retirement will be treated as an NQSO); and (ii) all other unvested Awards shall become fully vested; provided, however, that the vesting of any unvested Award whose vesting is contingent upon the satisfaction or attainment of performance criteria shall be determined by the Compensation Committee, in its sole discretion.

•

In the event of a participant’s termination for any reason, other than due to death, Disability, Retirement or for Cause (as such term is defined in the 2010 Incentive Plan): (i) all exercisable Options or SARs may be exercised for a period of one year following the date of termination, but in no event beyond the original term of the Option or SAR (although any ISO exercised more than three months following the date of termination will be treated as an NQSO); and (ii) all unexercisable Options or SARs and all other unvested Awards shall be forfeited as of the date of termination.

•	In the event of a participant’s termination for Cause, all Awards, whether or not vested or exercisable, shall be forfeited as of the date of termination.

Change in Control

Except as otherwise provided in the related award agreement, if a participant is terminated, other than for Cause, following a Change in Control (as such term is defined in the 2010 Incentive Plan): (i) all unexercisable Options and SARs shall become exercisable; and (ii) all other unvested Awards shall become fully vested and, with respect to any unvested Award whose vesting was based on the satisfaction or attainment of one or more performance criteria, as though the performance criteria were satisfied or attained, including at the “target” level of performance, if performance was required to be satisfied or attained a specified level of performance. In addition, except as may otherwise be provided in the related award agreement, in the event of a Change in Control, the Compensation Committee, in its sole discretion, may take such actions, if any, as it deems necessary or desirable with respect to any Award that is outstanding as of the date of the consummation of the Change in Control. Such actions may include, without limitation: (a) the acceleration of the vesting, settlement and/or exercisability of an Award; (b) the payment of a cash amount in exchange for the cancellation of an Award; and/or (c) the issuance of substitute Awards that substantially preserve the value, rights and benefits of any affected Awards. Any action relating to an Award that is subject to Section 409A of the Code shall be consistent with the requirements thereof.

Transferability

Except as otherwise provided in a related award agreement: (i) a participant may not sell, transfer, pledge, assign or otherwise alienate or hypothecate an Award, except by will or the laws of descent and distribution; and (ii) during a participant’s lifetime, only the participant or his or her guardian or legal representative may exercise an Award.

No Rights as a Stockholder

Except as otherwise provided in the 2010 Incentive Plan or in a related award agreement, a participant will not have any rights as a stockholder with respect to shares of common stock covered by an Award unless and until the participant becomes the record holder of such shares of common stock.

Repricing

The 2010 Incentive Plan expressly prohibits the Board of Directors or the Compensation Committee from amending the terms of an outstanding Award to: (i) reduce the exercise price of an outstanding Option or SAR; or (ii) cancel an outstanding Option or SAR in exchange for cash or other Awards (including Options or SARs) having an exercise price less than the exercise price of the original Option or SAR, without shareholder approval.

Effective Date and Term

The 2010 Incentive Plan will become effective upon its approval by the stockholders and, unless earlier terminated, will continue until October 27, 2020 (except that the Compensation Committee may not grant any ISOs after September 16, 2020).

Amendment or Termination

The Board of Directors or the Compensation Committee may amend or terminate the 2010 Incentive Plan at any time; provided, however, that no amendment or termination shall be made without the approval of PVF Capital’s stockholders to the extent that: (i) the amendment materially increases the benefits accruing to participants under the 2010 Incentive Plan; (ii) the amendment increases the aggregate number of shares of common stock authorized for grant under the 2010 Incentive Plan; (iii) the amendment materially modifies the requirements as to eligibility for participation in the 2010 Incentive Plan; or (iv) such approval is required by any law, regulation or stock exchange rule.

U.S. Federal Income Tax Consequences

The following is a brief summary of the general U.S. federal income tax consequences relating to participation in the 2010 Incentive Plan. This summary is based on U.S. federal tax laws and Treasury Regulations in effect on the date of this proxy statement and does not purport to be a complete description of the U.S. federal income tax laws. In addition, this summary does not constitute tax advice or describe federal employment, state, local or foreign tax consequences. Each participant should consult with his or her tax advisor concerning the U.S. federal income tax and other tax consequences of participating in the 2010 Incentive Plan.

Incentive Stock Options. PVF Capital intends for ISOs to qualify for special treatment available under Section 422 of the Code. A participant will not recognize taxable income when an ISO is granted and PVF Capital will not receive a deduction at that time. A participant will not recognize ordinary income upon the exercise of an ISO provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the grant date of the ISO and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant’s employment is terminated due to Disability).

If the participant does not sell or otherwise dispose of the common stock acquired upon the exercise of an ISO within two years from the grant date of the ISO or within one year after the participant receives the common stock, then, upon disposition of such common stock, any amount realized in excess of the exercise price will be taxed to the participant as a capital gain, and we will not be entitled to a corresponding deduction. The participant generally will recognize a capital loss to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant generally will recognize ordinary income at the time of the disposition of the common stock in an amount equal to the lesser of (1) the excess of the fair market value of the common stock on the date of exercise over the exercise price or (2) the excess, if any, of the amount realized upon disposition of the common stock over the exercise price, and we will be entitled to a corresponding deduction. Any amount realized in excess of the value of the common stock on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant generally will recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the common stock.

The rules that generally apply to ISOs do not apply when calculating any alternative minimum tax liability. The rules affecting the application of the alternative minimum tax are complex, and their effect depends on individual circumstances, including whether a participant has items of adjustment other than those derived from ISOs.

Nonqualified Stock Options. A participant will not recognize any income when an NQSO is granted, and PVF Capital will not receive a deduction at that time. However, when an NQSO is exercised, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the common stock that the participant purchased on the date of exercise over the exercise price. If a participant uses common stock or a combination of common stock and cash to pay the exercise price of an NQSO, the participant will recognize ordinary income equal to the value of the excess of the number of common stock that the participant purchases over the number of common stock that the participant surrenders, less any cash the participant uses to pay the exercise price. When an NQSO is exercised, PVF Capital will be entitled to a deduction equal to the ordinary income that the participant recognizes.

If the amount a participant receives upon disposition of the common stock that the participant acquired by exercising an NQSO is greater than the aggregate exercise price that the participant paid, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the common stock for more than one year after the participant acquired them by exercising the NQSO. Conversely, if the amount a participant receives upon disposition of the common stock that the participant acquired by exercising an NQSO is less than the aggregate exercise price the participant paid, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the common stock for more than one year after the participant acquired them by exercising the NQSO.

Stock Appreciation Rights. A participant will not recognize taxable income when a SAR is granted, and PVF Capital will not receive a deduction at that time. When a SAR is exercised, a participant will recognize ordinary income equal to the excess of the cash and/or the fair market value of the common stock the participant receives over the aggregate exercise price of the SAR, if any, and PVF Capital will be entitled to a corresponding deduction.

If the amount a participant receives upon disposition of the common stock that the participant acquired by exercising a SAR is greater than the aggregate exercise price that the participant paid, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the common stock for more than one year after the participant acquired them by exercising the SAR. Conversely, if the amount a participant receives upon disposition of the common stock that the participant acquired by exercising a SAR is less than the aggregate exercise price that the participant paid, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the common stock for more than one year after the participant acquired them by exercising the SAR.

Restricted Stock. Unless a participant makes an election under Section 83(b) of the Code (a “Section 83(b) Election”), the participant generally will not recognize taxable income when Restricted Stock is granted, and PVF Capital will not receive a deduction at that time. Instead, a participant will recognize ordinary income when the Restricted Stock vests (i.e., when the underlying common stock are freely transferable or not subject to a substantial risk of forfeiture) equal to the fair market value of the common stock that the participant receives when the terms, conditions and restrictions have been met, less any consideration paid for the Restricted Stock, and PVF Capital generally will be entitled to a deduction equal to the income that the participant recognizes.

If the amount a participant receives upon disposition of this common stock is greater than the fair market value of the common stock when the Restricted Stock vested, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the common stock for more than one year after the Restricted Stock vested. Conversely, if the amount the participant receives upon disposition of these common stock is less than the fair market value of the common stock when the Restricted Stock vested, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the common stock for more than one year after the Restricted Stock vested.

If a participant makes a Section 83(b) Election, the participant will recognize ordinary income on the grant date equal to the fair market value of the common stock subject to the Restricted Stock Award on the grant date, and PVF Capital will be entitled to a deduction equal to the income that the participant recognizes at that time.

However, the participant will not recognize income when (and if) the Restricted Stock vests. If a participant who has made a Section 83(b) Election earns the common stock subject to a Restricted Stock Award, any appreciation between the grant date and the date the participant disposes of the common stock will be treated as a long-term or short-term capital gain, depending on whether the participant held the common stock for more than one year after the grant date. Conversely, if the amount the participant receives upon disposition of these common stock is less than the fair market value of the common stock on the grant date, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the common stock for more than one year after the grant date. Also, if a participant forfeits his or her Restricted Stock, the participant cannot take a tax deduction in connection with the forfeiture of the Restricted Stock subject to a Section 83(b) Election.

Other Stock-Based Awards. Generally, a participant will not recognize taxable income when an Other Stock-Based Award is granted, and PVF Capital will not receive a deduction at that time. However, upon the settlement of an Other Stock-Based Award, the participant will recognize ordinary income equal to the cash and/or fair market value of the common stock that the participant receives, less the aggregate exercise price of the Other Stock-Based Award, if any. PVF Capital generally will be entitled to a deduction equal to the income that the participant recognizes.

If the participant receives common stock upon the settlement of an Other Stock-Based Award and the amount the participant receives upon disposition of the common stock acquired upon the settlement of the Other Stock-Based Award is greater than the fair market value of the common stock when they were issued to the participant, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the common stock for more than one year after they were issued. Conversely, if the amount the participant receives upon disposition of these common stock is less than the value of the common stock when they were issued, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the common stock for more than one year after they were issued.

Section 409A. Section 409A of the Code imposes certain restrictions on amounts deferred under non-qualified deferred compensation plans and a 20% additional tax on amounts that are subject to, but do not comply with, Section 409A. Section 409A includes a broad definition of non-qualified deferred compensation plans, which includes certain types of equity incentive compensation. PVF Capital intends for the Awards granted under the 2010 Incentive Plan to comply with or be exempt from the requirements of Section 409A and the Treasury Regulations promulgated thereunder.

New Plan Benefits

All Awards granted under the 2010 Incentive Plan will be at the discretion of the Compensation Committee and, in the case of Performance-Based Awards, dependent upon PVF Capital’s future performance. In addition, pursuant to the October 19, 2009, Order to Cease and Desist issued by the OTS, the Company is currently not permitted to award certain equity compensation awards to certain senior executive officers without receiving OTS non-objection approval. Consequently, the type and amount of grant that would have been granted to participants during the 2010 fiscal year had the 2010 Incentive Plan been in place, or in future fiscal years, are not determinable.

For information regarding the common stock available for issuance under existing equity compensation plans, see the section captioned “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in PVF Capital’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010.

PROPOSAL 3 — RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has renewed PVF Capital’s arrangements with Crowe Horwath LLP to be the Company’s independent registered public accounting firm for the 2011 fiscal year, subject to stockholder ratification. A representative of Crowe Horwath LLP will be present at the Annual Meeting to respond to stockholders’ questions and will have the opportunity to make a statement if he or she so desires.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE

RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS PVF CAPITAL’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2011.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Crowe Horwath LLP served as PVF Capital’s independent registered public accounting firm for the 2010 and 2009 fiscal years. For the years ended June 30, 2010 and 2009, the fees billed to PVF Capital by Crowe Horwath LLP totaled $226,635 and $169,440, respectively. Such fees were comprised of the following:

Audit Fees

During the fiscal years ended June 30, 2010 and 2009, the aggregate fees billed for professional services rendered for the audit of PVF Capital’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q filed during the fiscal years ended June 30, 2010 and 2009 were $146,510 and $161,800, respectively.

Audit-Related Fees

The aggregate fees billed for audit-related services for the fiscal years ended June 30, 2010 and 2009 were $80,125 and $2,340, respectively. The fees for the year ended June 30, 2010 were for the review of Registration Statements on Form S-1. The fees for the year ended June 30, 2009 were for the review of a Registration Statement on Form S-8.

Tax Fees

No fees were billed to PVF Capital by the independent registered public accounting firm for tax services for the fiscal years ended June 30, 2010 and 2009.

All Other Fees

The aggregate fees billed by PVF Capital’s independent registered public accounting firm for services not included above were $0 and $5,300, respectively, for the fiscal years ended June 30, 2010 and 2009. The fees for the fiscal year ended June 30, 2009, were for license renewal for an automated work papers internal auditing software application, assistance in responding to Commission comments on the Company’s public filings under the Exchange Act, and assistance on responding to a question from the OTS.

Pre-Approval of Services by the Independent Registered Public Accounting Firm

The Audit Committee does not have a policy for the pre-approval of non-audit services to be provided by PVF Capital’s independent registered public accounting firm. Any such services would be considered on a case-by-case basis. All non-audit services provided by the independent registered public accounting firm in fiscal years 2010 and 2009 were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

PVF Capital’s management is responsible for the Company’s internal controls and financial reporting process. PVF Capital’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees PVF Capital’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management, the internal auditors and PVF Capital’s independent registered public accounting firm. Management represented to the Audit Committee that PVF Capital’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T, and has discussed with the independent registered public accounting firm its independence from PVF Capital and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with its independence.

The Audit Committee discussed with PVF Capital’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management and the internal accountants present, to discuss the results of their examination audit, their evaluation of any significant deficiencies or material weaknesses in PVF Capital’s internal controls noted during the course of their audit, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of PVF Capital’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent accountants do not assure that PVF Capital’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the PCAOB or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in PVF Capital’s Annual Report on Form 10-K for the year ended June 30, 2010 for filing with the Commission. The Audit Committee has approved, subject to stockholder ratification, the selection of PVF Capital’s independent registered public accounting firm.

THE AUDIT COMMITTEE:

Stuart D. Neidus, Chair Frederick D. DiSanto

Richard R. Hollington, III

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the individuals who served as the principal executive officer of the Company for the 2010 fiscal year and for the two other most highly compensated executive officers of the Company who were serving as executive officers on June 30, 2010 and whose total compensation exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation($)(2)	Total($)
Robert J. King, Jr.	2010	$242,307	$468,000	—	$20,952	$731,259
President and Chief Executive Officer

Marty E. Adams	2010	$95,000	—	$24,500	—	$119,500
Interim Chief Executive Officer	2009	$160,000	—	—	—	$160,000

Jeffrey N. Male	2010	$144,999	—	—	$19,841	$164,840
Executive Vice President and Secretary	2009	$145,000	—	$4,816	$10,525	$160,341

Jane Grebenc	2010	$117,787	—	$29,400	—	$147,187
Executive Vice President — Retail Banking

(1)

Amounts shown reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards granted during such fiscal year. Assumptions used in the calculation of these amounts are included in Note 15 “Stock-Based Compensation” to the Consolidated Financial Statements included in PVF Capital’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010.

(2)	Details of the amounts reported in the “All Other Compensation” column for 2010 are provided in the table below.

	Robert J. King, Jr.	Marty E. Adams	Jeffrey N. Male	Jane Grebenc
Director Compensation	—	—	—	—
Disability Insurance Premiums	—	—	$2,713	—
Life insurance premiums	—	—	$5,470	—
Reimbursement of legal fees	$5,000	—	—	—
Perquisites	(a)	—	(b)	—

(a)	Consists of health insurance premium payments of $15,952.
(b)	Consists of an auto allowance of $1,938 and country club dues of $9,720.

Consulting Agreement with Marty Adams Consulting LLC

In connection with his appointment as Interim CEO of PVF Capital and the Bank, Marty Adams Consulting LLC (“MAC”), of which Mr. Adams is the principal, entered into an agreement, dated February 26, 2009, with the Company and the Bank pursuant to which, among other things: (i) Mr. Adams served as Interim Chief Executive Officer of PVF Capital and the Bank from March to September 2009; and (ii) MAC received $40,000, payable monthly, in consideration for Mr. Adams’ services. The agreement expired in accordance with its terms on September 10, 2009. Additionally, based upon Mr. Adams’ exemplary services to PVF Capital during his interim Chief Executive Officer status, on December 22, 2009, the Board of Directors determined to award Mr. Adams with 25,000 non-qualified stock options in recognition of his performance, which became immediately exercisable with an option exercise price of $1.88.

Severance Agreement

PVF Capital and the Bank maintain a severance agreement (the “Severance Agreement”) with Jeffrey N. Male, the Vice President and Secretary of PVF Capital and the Executive Vice President of the Bank (the “Executive”). The Severance Agreement, originally entered into on October 26, 1999, and subsequently amended on January 29, 2001, April 30, 2007, July 24, 2007 and May 6, 2008, is for a term of three years. On each anniversary date from the date of commencement of the Severance Agreement, the term of the agreement may be extended for an additional one-year period beyond the then effective expiration date upon a determination by the Board of Directors that the performance of the Executive has met the required performance standards. On January 21, 2010, the Board of Directors sent notice to the Executive, pursuant to the terms of the Agreement, that PVF Capital would not be renewing the Agreement for an additional year and, therefore, the Agreement will expire on October 25, 2012.

Under the Severance Agreement, in the event of the Executive’s involuntary termination of employment within one year following a “Change in Control” of the Bank or PVF Capital, or voluntary termination for “Good Reason,” other than for “Cause,” (as such terms are defined in the Severance Agreement), the Executive will receive the following benefits under his Severance Agreement: (i) a payment equal to three (3) times the Executive’s annual compensation (current base salary plus annual incentive compensation for the calendar year immediately preceding the termination event), payable in a lump sum within 30 days following termination; (ii) the Bank or PVF Capital shall cause the Executive to become fully vested in any benefit plans, programs or arrangements in which the Executive participated, and the Bank will contribute to the Executive’s 401(k) Plan account the Bank’s matching and/or profit sharing which would have been paid had the Executive remained in the employ of the Bank throughout the remainder of the 401(k) Plan year; and (iii) the Executive will receive continued life, health and disability insurance coverage substantially identical to the coverage maintained by the Bank or PVF Capital for the Executive prior to termination until the earlier of the Executive’s employment with another employer or 12 months following termination. In addition, under the terms of the Severance Agreement, the Executive also would be entitled to receive additional tax indemnification payments if the payments and benefits under his Severance Agreement or any other payments triggered liability under the Code, as an excise tax constituting “excess parachute payments.” Under applicable law, the excise tax is triggered by change in control-related payments which equal or exceed three times an executive’s base amount. The excise tax equals 20% of the amount of the payment in excess of one times the executive’s base amount.

“Change in Control” is defined generally in the Severance Agreement as: (i) the acquisition, by any person or persons acting in concert of the power to vote more than 25% of PVF Capital’s voting securities or the acquisition by a person of the power to direct the Company’s management or policies; (ii) the acquisition by a person of the power to direct the Bank’s or PVF Capital management or policies, if the Board of Directors or the Bank’s regulator, the OTS, has made a determination that such acquisition constitutes or will constitute an acquisition of control of the Bank or the Company for the purposes of the Savings & Loan Holding Company Act or the Change in Bank Control Act and the regulations thereunder; (iii) the merger of PVF Capital with another corporation on a basis whereby less than 50% of the total voting power of the surviving corporation is represented by shares held by former stockholders of the Company prior to the merger; or (iv) the sale by PVF Capital of the Bank or substantially all its assets to another person or entity. In addition, a Change in Control occurs when, during any consecutive two-year period, directors of PVF Capital or the Bank at the beginning of such period cease to constitute a majority of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. “Good Reason” is defined in the Severance Agreement as any of the following events that occur without the Executive’s written consent: (1) the assignment to the Executive of duties that constitute a material diminution of his authority, duties or responsibilities; (2 materially reducing the Executive’s base salary; (3) the relocation of the Executive’s principal place of employment to a location that is more than 35 miles from the Bank’s Solon, Ohio office; or (4) any other action or inaction by the Bank that constitutes a material breach of the Severance Agreement. “Cause” is defined in the Severance Agreement as only the following events: (a) personal dishonesty; (b) incompetence; (c) material breach of any provision of the Severance Agreement; (d) breach of fiduciary duty involving personal profit; (e) intentional failure to perform stated duties; (f) a material breach of the reasonable policies and procedures for the operation of the Bank provided to the Executive; (g) willful violation of any law, rule, regulation (other than a law, rule or regulation relating to a traffic violation or similar offense) or final cease-and-desist order; or (h) willful misconduct.

Grants of Plan-Based Awards

PVF Capital maintains the PVF Capital Corp. 2000 Incentive Stock Option Plan and the PVF Capital Corp. 2008 Equity Incentive Plan for the purpose of providing the named executive officers and other eligible participants with an opportunity to receive stock option grants or restricted stock awards. Historically, PVF Capital has made grants of long-term stock-based awards to its executive officers in order to align such executive officers’ compensation incentives with stockholder interests and to create long-term retention incentives. During fiscal 2010, PVF Capital awarded the following long-term compensation awards to its named executive officers: (i) Robert J. King, Jr. — 240,000 shares of restricted stock; and (ii) Jane Grebenc — 30,000 non-qualified stock options. With respect to the restricted stock awarded to Mr. King, such shares vest ratably over time, subject to continued employment, in 5 equal annual installments. With respect to the non-qualified stock options award to Ms. Grebenc, such options vest ratably over time, subject to continued employment, in 3 equal annual installments.

Outstanding Equity Awards at Fiscal Year End

The following table provides certain information with respect to the number of shares of PVF Capital represented by outstanding stock options held by the named executive officers as of June 30, 2010.

Outstanding Equity Awards at Fiscal Year End

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Robert J. King, Jr.	—	—		—	—	240,000	$451,200

Marty E. Adams	25,000	—		$1.88	12/22/2019	—	—

Jeffrey N. Male	2,800	—		$12.21	11/01/2010	—	—
	3,600	900	(2)	$11.70	11/01/2011	—	—
	1720	2,580	(3)	$4.42	11/02/2013	—	—

Jane Grebenc	10,000	20,000	(4)	$2.03	10/19/2019	—	—

(1)	Market value computed using $1.88, the closing share price of PVF Capital’s common stock on June 30, 2010.
(2)	Award of stock options, all of which vest on November 1, 2010.
(3)	Award of stock options, one-third of which will vest on each of November 3, 2010, 2011 and 2012.
(4)	Award of stock options, one-half of which will vest on each of November 9, 2010 and 2011.

DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as non-employee directors of PVF Capital during the 2010 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Option Awards($)(1)	Total ($)
Marty E. Adams(1)	—	—	—
Steven A. Calabrese	—	—	—
Umberto P. Fedeli	—	—	—
Mark D. Grossi	—	—	—
Robert K. Healey(2)	—	—	—
Richard R. Hollington, III	—	—	—
Ronald D. Holman, II(2)	—	—	—
Stanley T. Jaros(2)	—	—	—
John R. Male(2)	—	—	—
Raymond J. Negrelli(2)	—	—	—
Stuart D. Neidus	—	—	—
Thomas J. Smith(3)	—	—	—
C. Keith Swaney(4)	—	—	—

(1)	On January 29, 2010, Mr. Adams was appointed as a director of PVF Capital.
(2)	Effective July 28, 2010, Messrs. Healey, Holman, Jaros, Male and Negrelli resigned as directors of PVF Capital.
(3)	Effective November 24, 2009, Mr. Smith was appointed as a director of PVF Capital. Mr. Smith resigned as a director of PVF Capital on April 29, 2010.
(4)	Mr. Swaney’s term as a director of PVF Capital expired at the 2009 annual meeting held on January 29, 2010.

Cash Retainer and Meeting Fees for Directors. Historically, non-employee directors of PVF Capital have received an annual retainer fee for their services to PVF Capital and a per meeting fee. However, for fiscal 2010, the directors elected to forego the payment of any fees for services as a director during the year ended June 30, 2010. Employee-directors are not eligible to receive additional compensation for their services as a director of PVF Capital.

Stock Option Awards. In addition to annual retainer and meeting fees, PVF Capital has historically granted directors an annual award of non-qualified stock options under the Company’s 2000 Incentive Stock Plan and the 2008 Equity Incentive Plan. However, for fiscal 2010, the directors also elected to forego the award of any equity based payments for services as a director during the year ended June 30, 2010.

The aggregate number of option awards outstanding at fiscal year end are as follows:

Name	Option Awards
Marty E. Adams	25,000
Steven A. Calabrese	5,000
Umberto P. Fedeli	—
Mark D. Grossi	—
Robert K. Healey	19,941
Richard R. Hollington, III	—
Ronald D. Holman, II	17,610
Stanley T. Jaros	22,620
John R. Male	—
Raymond J. Negrelli	16,046
Stuart D. Neidus	28,370
Thomas J. Smith	—
C. Keith Swaney	—

SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

Under the Articles, stockholder proposals must be submitted in writing to the Secretary of PVF Capital no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than 40 days’ notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of PVF Capital not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.

Any proposals to be considered for inclusion in the proxy materials to be provided to stockholders of PVF Capital for its 2011 annual meeting may be made only by a qualified stockholder and must be received by the Company no later than May 27, 2011. If a stockholder intends to submit a proposal at PVF Capital’s 2011 annual meeting that is not eligible for inclusion in the proxy materials relating to the meeting, and the stockholder fails to give the Company notice in accordance with the requirements set forth in the Exchange Act, by August 10, 2011, then the proxy holders will be allowed to use their discretionary authority with respect to such proposal if the proposal is properly raised at the Company’s annual meeting in 2011. The submission of such a notice does not ensure that a proposal can be raised at the annual meeting.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

MISCELLANEOUS

The cost of soliciting proxies will be borne by PVF Capital. PVF Capital will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of PVF Capital may solicit proxies personally or by telegraph or telephone without additional compensation. PVF Capital has retained Georgeson, Inc., a proxy soliciting firm, to assist in the solicitation of proxies, for which they will receive a fee of $7,500 plus reimbursement of expenses.

BY ORDER OF THE BOARD OF DIRECTORS

JEFFREY N. MALE

Vice President and Secretary

Solon, Ohio

September 27, 2010

APPENDIX A

PVF CAPITAL CORP.

2010 EQUITY INCENTIVE PLAN

The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal financial and economic interests of the employees, officers and directors of the Company and its Affiliates to those of the Company’s shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and special efforts the successful conduct of the Company’s operation largely depends. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

ARTICLE I

DEFINITIONS

When used in the Plan, the following capitalized words, terms and phrases shall have the meanings set forth in this Article I. For purposes of the Plan, the form of any word, term or phrase shall include any and all of its other forms.

1.1 “Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

1.2 “Affiliate” shall mean any entity with whom the Company would be considered a single employer under Section 414(b) or (c) of the Code, but modified as permitted under Treasury Regulations promulgated under any Code section relevant to the purpose for which the definition is applied.

1.3 “Award” shall mean any Nonqualified Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Stock or Other Stock-Based Award granted pursuant to the Plan.

1.4 “Award Agreement” shall mean any written or electronic agreement between the Company and a Participant that describes the terms and conditions of an Award. If there is a conflict between the terms of the Plan and the terms of an Award Agreement, the terms of the Plan shall govern.

1.5 “Board” shall mean the Board of Directors of the Company.

1.6 “Cause” shall mean, unless otherwise provided in the related Award Agreement or in any employment agreement between the Participant and the Company or any Affiliate (but only within the context of the events contemplated by the employment agreement), a Participant’s: (a) willful and continued failure to substantially perform assigned duties; (b) gross misconduct; (c) breach of any term of any agreement with the Company or any Affiliate, including the Plan and any Award Agreement; (d) conviction of (or plea of no contest or nolo contendere to) (i) a felony or a misdemeanor that originally was charged as a felony but which was subsequently reduced to a misdemeanor through negotiation with the charging entity or (ii) a crime other than a felony, which involves a breach of trust or fiduciary duty owed to the Company or any Affiliate; or (e) violation of the Company’s code of conduct or any other policy of the Company or any Affiliate that applies to the Participant. Notwithstanding the foregoing, Cause will not arise solely because the Participant is absent from active employment during periods of vacation, consistent with the Company’s applicable vacation policy, or other period of absence approved by the Company.

1.7 “Change in Control” shall mean, unless otherwise provided in any employment agreement between the Participant and the Company or any Affiliate (but only within the context of events contemplated by the employment agreement), the occurrence of any of the following:

(a) the Company merges into or consolidated with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or acquisition;

(b) a report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 149d) of the Act, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of twenty-five percent (25%) or more of a class of the Company’s voting securities; provided, however, that the provisions of this subparagraph (b) shall not apply to beneficial owners of the Company’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities.

(c) during any period of two consecutive years, individuals who constitute the Board at the beginning of the two-year period cease, for any reason, to constitute at least a majority of the members of the Board; provided however, that for purposes of this subparagraph (c), each director who is first elected by the Board (or first nominated by the Board for election) by a vote of at least two-thirds (2/3rds) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(d) the sale of all or substantially all of the assets of the Company to a third party.

Notwithstanding the foregoing, with respect to the payment, exercise or settlement of any Award that is subject to Section 409A of the Code (and for which no exception applies), a Change in Control shall be deemed not to have occurred unless the events or circumstances constituting a Change in Control also constitute a “change in control event” within the meaning of Section 409A of the Code.

1.8 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. Any reference to the Code shall include a reference to its associated Treasury Regulations.

1.9 “Committee” shall mean a committee of the Board, which will be comprised of at least two (2) directors, each of whom is an “outside director,” within the meaning of Section 162(m) of the Code and the Treasury Regulations promulgated thereunder, a “non-employee” director within the meaning of Rule 16b-3 under the Act, and an “independent director” under the rules of the exchange on which the Shares are listed. The mere fact that a member of the Committee shall fall to satisfy any of the foregoing requirements shall not invalidate any Award made by the Committee that is otherwise validly made under the Plan.

1.10 “Company” shall mean PVF Capital Corp., an Ohio corporation, and any successor thereto.

1.11 “Director” shall mean a person who is a member of the Board, excluding any member who is an Employee.

1.12 “Disability” shall mean:

(a) with respect to the payment, exercise or settlement of any Award that is (or becomes) subject to Section 409A of the Code (and for which no exception applies), (i) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, (ii) the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees of the Participant’s employer, or (iii) the Participant is determined to be totally disabled by the Social Security Administration or Railroad Retirement Board; and

(b) with respect to an Incentive Stock Option, “disability” as defined in Section 22(e)(3) of the Code;

1.13 “Employee” shall mean any person who is a common law employee of the Company or any Affiliate. A person who is classified as other than a common-law employee but who is subsequently reclassified as a common law employee of the Company or any Affiliate for any reason and on any basis shall be treated as a common law employee only from the date that reclassification occurs and shall not retroactively be reclassified as an Employee for any purpose under the Plan.

1.14 “Fair Market Value” shall mean the value of one Share on any relevant date, determined under the following rules:

(a) If the Shares are traded on an exchange, the reported “closing price” on the relevant date if it is a trading day, otherwise on the next trading day;

(b) If the Shares are traded over-the-counter with no reported closing price, the mean between the lowest bid and the highest asked prices on that quotation system on the relevant date if it is a trading day, and if the relevant date is not a trading day, then on the next trading day; or

(c) If neither (a) nor (b) applies, (i) with respect to Options, Stock Appreciation Rights and any Award that is subject to Section 409A of the Code, the value as determined by the Committee through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, within the meaning of Section 409A of the Code and the Treasury Regulations promulgated thereunder, and (ii) with respect to all other Awards, the fair market value as determined by the Committee in good faith.

1.15 “Incentive Stock Option” shall mean an Option that is intended to meet the requirements of Section 422 of the Code.

1.16 “Nonqualified Stock Option” shall mean an Option that is not intended to be an Incentive Stock Option.

1.17 “Option” shall mean an option to purchase Shares which is granted pursuant to Article V of the Plan. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

1.18 “Other Stock-Based Award” shall mean an Award granted pursuant to Article VIII of the Plan.

1.19 “Participant” shall mean an Employee or Director who is granted an Award under the Plan.

1.20 “Performance-Based Award” shall mean an Award described in Article IX of the Plan.

1.21 “Performance Criteria” shall mean any performance criteria determined by the Committee in its sole discretion.

1.22 “Plan” shall mean the PVF Capital Corp. 2010 Equity and Cash Incentive Plan, as set forth herein and as may be amended from time to time.

1.23 “Preexisting Plan” shall mean the PVF Capital Corp. 2008 Equity Incentive Plan. Upon approval by the Plan by the Company’s stockholders, no further awards will be issued under the Preexisting Plan, although the Preexisting Plan will remain in effect after the Company’s stockholders approve the Plan for purposes of determining any grantee’s right to awards issued under the Preexisting Plan before that date.

1.24 “Restricted Stock” shall mean an Award granted pursuant to Article VII of the Plan under which a Participant is issued Shares which are subject to specified restrictions on vesting and transferability.

1.25 “Retirement” shall mean:

(a) with respect to an Employee, unless otherwise provided in the related Award Agreement or in any employment agreement between the Participant and the Company or any Affiliate (but only within the context of the events contemplated by the employment agreement), a Participant’s voluntary termination of employment on or after the date on which the sum of the Employee’s age and years of service with the Company or an Affiliate equals or exceeds sixty-five (65), provided that the Employee has attained at least the age of fifty-five (55) and has completed at least five (5) years of service; and

(b) with respect to a Director, as determined by the Board and set forth in the related Award Agreement, including any amendment thereto, or in any other agreement.

The Committee shall determine a participant’s “years of service” in its sole discretion.

1.26 “Shares” shall mean the common shares, par value $0.01 per share, of the Company or any security of the Company issued in satisfaction, exchange or in place of these shares.

1.27 “Stock Appreciation Right” shall mean an Award granted pursuant to Article VI of the Plan under which a Participant is given the right to receive the difference between the Fair Market Value of a Share on the date of grant and the Fair Market Value of a Share on the date of exercise of the Award.

1.28 “Subsidiary” shall mean, with respect to an Incentive Stock Option, a “subsidiary corporation” as defined under Section 424(f) of the Code.

ARTICLE II

SHARES SUBJECT TO THE PLAN

2.1 Number of Shares Available for Awards. Subject to this Article II, the aggregate number of Shares with respect to which Awards may be granted under the Plan shall be 2,500,000, plus the number of Shares that, on the date the Plan is approved by the Company’s stockholders, are available to be granted under the Preexisting Plan but which are not then subject to outstanding awards under the Preexisting Plan, all of which may be granted with respect to Incentive Stock Options. The Shares may consist, in whole or in part, of treasury Shares, authorized but unissued Shares not reserved for any other purpose or Shares purchased by the Company or an independent agent in either a private transaction or in the open market. Upon a grant of an Award, the number of Shares available for issuance under the Plan shall be reduced by an amount equal to the number of Shares subject to such Award, and any Shares underlying such an Award that become available for future grant under the Plan pursuant to Section 2.2 shall be added back to the Plan in an amount equal to the number of Shares subject to such an Award that become available for future grant under the Plan pursuant to Section 2.2.

2.2 Share Usage. In addition to the number of Shares provided for in Section 2.1, the following Shares shall be available for Awards under the Plan: (a) Shares covered by an Award that, expires or is settled, forfeited, canceled, surrendered or otherwise terminated without the issuance of such Shares; (b) Shares covered by an Award that is settled only in cash; (c) any Shares subject to outstanding awards under the Preexisting Plan as of the Effective Date that on or after the Effective Date cease for any reason to be subject to such awards other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and non-forfeitable Shares; and (d) any Shares from awards exercised for or settled in vested and nonforfeitable Shares that are later returned to the Company pursuant to any compensation recoupment policy, provision or agreement.

2.3 Fiscal Year Limits. Subject to Section 2.4 and unless and until the Committee determines that an Award to any Participant who is a “covered employee” shall not be intended to constitute “qualified performance-based compensation”, both within the meaning of Section 162(m) of the Code, during any fiscal year of the Company, the Committee may not grant to any Participant (a) Options covering more than 300,000 Shares or (b) Stock Appreciation Rights covering more than 300,000 Shares.

2.4 Adjustments. In the event of any Share dividend, Share split, recapitalization (including payment of an extraordinary dividend), merger, reorganization, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of Shares or any other change affecting the Shares, the Committee shall make such substitutions and adjustments, if any, as it deems equitable and appropriate to: (a) the aggregate number of Shares that may be issued under the Plan; (b) any Share-based limits imposed under the Plan; and (c) the exercise price, number of Shares and other terms or limitations applicable to outstanding Awards. Notwithstanding the foregoing, an adjustment pursuant to this Section 2.4 shall be made only to the extent such adjustment complies, to the extent applicable, with Section 409A of the Code.

ARTICLE III

ADMINISTRATION

3.1 In General. The Plan shall be administered by the Committee. The Committee shall have full power and authority to: (a) interpret the Plan and any Award Agreement; (b) establish, amend and rescind any rules and regulations relating to the Plan; (c) select Participants; (d) establish the terms and conditions of any Award consistent with the terms and conditions of the Plan, including the dates on which Awards may vest and be exercised, the acceleration of any such dates and the expiration date of any Award; and (e) make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan shall be made in the Committee’s sole and absolute discretion and shall be final, conclusive and binding on all persons.

3.2 Delegation of Duties. In its sole discretion, the Committee may delegate any ministerial duties associated with the Plan to any person (including Employees) it deems appropriate; provided, however, that the Committee may not delegate (a) any duties that it is required to discharge with respect to any Award that is intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code or that is required to discharge pursuant to any other applicable law; (b) its authority to grant Awards to any Participant who is subject to Section 16 of the Act; and (c) its authority under any equity award granting policy of the Company that may be in effect from time to time.

ARTICLE IV

ELIGIBILITY

Any Employee or Director selected by the Committee shall be eligible to be a Participant in the Plan; provided, however, that Incentive Stock Options shall only be granted to Employees who are employed by the Company or a Subsidiary.

ARTICLE V

OPTIONS

5.1 Grant of Options. Subject to the terms and conditions of the Plan, Options may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Option, the number of Shares covered by the Option, the conditions upon which the Option shall become vested and exercisable and such other terms and conditions, including covenants with respect to non-competition, non-solicitation or otherwise, as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3 Exercise Price. The exercise price per Share of an Option shall be determined by the Committee at the time the Option is granted; provided, however, that in no event shall the exercise price per Share of any Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

5.4 Term. The term of an Option shall be determined by the Committee; provided, however, that in no event shall the term of any Option exceed ten (10) years from its date of grant.

5.5 Exercisability. Options shall become exercisable at such times and upon such terms and conditions as shall be determined by the Committee. Such terms and conditions may include, without limitation, the satisfaction of (a) performance goals based on one (1) or more Performance Criteria; and (b) time-based vesting requirements.

5.6 Exercise of Options. Except as otherwise provided in the Plan or in a related Award Agreement, an Option may be exercised for all or any portion of the Shares for which it is then exercisable. An Option shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Committee which sets forth the number of Shares with respect to which the Option is to be exercised and full payment of the exercise price for such Shares. The exercise price of an Option may be paid: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate exercise price; provided that such Shares had been held for at least six (6) months or such other period required to obtain favorable accounting treatment and to comply with the requirements of Section 16 of the Act; (c) by a cashless exercise (including by withholding Shares deliverable upon exercise and through a broker-assisted arrangement to the extent permitted by applicable law); (d) by a combination of the methods described in clauses (a), (b) and/or (c); or (e) though any other method approved by the Committee in its sole discretion. As soon as practicable after receipt of the notification of exercise and full payment of the exercise price, the Company shall cause the appropriate number of Shares to be issued to the Participant.

5.7 Special Rules Applicable to Incentive Stock Options. Notwithstanding any other provision in the Plan to the contrary:

(a) The terms and conditions of Incentive Stock Options shall be subject to and comply with the requirements of Section 422 of the Code.

(b) The aggregate Fair Market Value of the Shares (determined as of the date of grant) with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) may not be greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code.

(c) No Incentive Stock Option shall be granted to any Participant who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the date the Incentive Stock Option is granted and (ii) the date on which such Incentive Stock Option will expire is not later than five (5) years from the date the Incentive Stock Option is granted.

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1 Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

6.2 Award Agreement. Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Appreciation Right, the number of Shares covered by the Stock Appreciation Right, the conditions upon which the Stock Appreciation Right shall become vested and exercisable and such other terms and conditions, including covenants with respect to non-competition, non-solicitation or otherwise, as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

6.3 Exercise Price. The exercise price per Share of a Stock Appreciation Right shall be determined by the Committee at the time the Stock Appreciation Right is granted; provided, however, that in no event shall the exercise price per Share of any Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

6.4 Term. The term of a Stock Appreciation Right shall be determined by the Committee; provided however, that in no event shall the term of any Stock Appreciation Right exceed ten (10) years from its date of grant.

6.5 Exercisability of Stock Appreciation Rights. A Stock Appreciation Right shall become exercisable at such times and upon such terms and conditions as may be determined by the Committee. Such terms and conditions may include, without limitation, the satisfaction of (a) performance goals based on one (1) or more Performance Criteria; and (b) time-based vesting requirements.

6.6 Exercise of Stock Appreciation Rights. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Appreciation Right shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Committee which sets forth the number of Shares with respect to which the Stock Appreciation Right is to be exercised. Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to (a) the excess of (i) the Fair Market Value of a Share on the exercise date over (ii) the exercise price per Share, multiplied by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised. A Stock Appreciation Right may be settled in full Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

ARTICLE VII

RESTRICTED STOCK

7.1 Grant of Restricted Stock. Subject to the terms and conditions of the Plan, Shares of Restricted Stock may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

7.2 Award Agreement. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall specify the number of Shares of Restricted Stock, the restricted period(s) applicable to the Shares of Restricted Stock, the conditions upon which the restrictions on the Shares of Restricted Stock will lapse and such other terms and conditions, including covenants with respect to non-competition, non-solicitation or otherwise, as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

7.3 Terms, Conditions and Restrictions.

(a) The Committee shall impose such other terms, conditions and/or restrictions on any Shares of Restricted Stock as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Share of Restricted Stock, restrictions based on the achievement of specific performance goals (which may be based on one (1) or more of the Performance Criteria), time-based restrictions or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock.

(b) Unless otherwise determined by the Committee, the Company shall retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all terms, conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

(c) Unless otherwise provided in the related Award Agreement or required by applicable law, the restrictions imposed on Shares of Restricted Stock shall lapse upon the expiration or termination of the applicable restricted period and the satisfaction of any other applicable terms and conditions.

7.4 Rights Associated with Restricted Stock during Restricted Period. During any restricted period applicable to Shares of Restricted Stock:

(a) Such Shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

(b) Unless otherwise provided in the related Award Agreement, the Participant shall be entitled to all dividends and other distributions paid with respect to such Shares of Restricted Stock during the restricted period; provided, however, that receipt of any such dividends or other distributions will be subject to the same terms and conditions as the Shares of Restricted Stock with respect to which they are paid.

ARTICLE VIII

OTHER STOCK-BASED AWARDS

8.1 Grant of Other Stock-Based Awards. Subject to the terms and conditions of the Plan, Other Stock-Based Awards may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion. Other Stock-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, the Shares, and shall be in such form as the Committee shall determine, including without limitation, (a) unrestricted Shares or (b) time-based or performance-based stock units that are settled in Shares and/or cash.

8.2 Award Agreement. Each Other Stock-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions upon which the Other Stock-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement and such other terms and conditions, including covenants with respect to non-competition, non-solicitation or otherwise, as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

8.3 Form of Settlement. An Other Stock-Based Award may be settled in full Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

8.4 Dividend Equivalents. Awards of Other Stock-Based Awards may provide the Participant with dividend equivalents, as determined by the Committee in its sole discretion and set forth in the related Award Agreement.

ARTICLE IX

PERFORMANCE-BASED AWARDS

Subject to the terms and conditions of the Plan, Performance-Based Awards may be granted to Participants in such amounts and upon such other terms and conditions, including covenants with respect to non-competition, non-solicitation or otherwise, as shall be determined by the Committee in its sole discretion. Each Performance-Based Award shall be evidenced by an Award Agreement that shall specify the payment amount or payment range, the time and method of settlement and other terms and conditions, as applicable, of such Award including, that the vesting and/or payment of the Award is subject to the attainment of one (1) or more Performance Criteria during a performance period established by the Committee.

ARTICLE X

TERMINATION OF EMPLOYMENT OR SERVICE

10.1 Death; Disability. Unless otherwise determined by the Committee at any time prior to or after such termination, and included in the related Award Agreement or an amendment thereto, in the event of a Participant’s death or Disability: (i) all Options or Stock Appreciation Rights (whether or not exercisable) may be exercised for a period of one (1) year following the date of death or Disability, but in no event beyond the original term of the Option or Stock Appreciation Right; and (ii) all other unvested Awards shall become fully vested; provided, however, that the vesting of any unvested Award whose vesting is contingent upon the satisfaction or attainment of Performance Criteria shall be determined by the Committee, in its sole discretion.

10.2 Retirement. Unless otherwise determined by the Committee at any time prior to or after such termination, and included in the related Award Agreement or an amendment thereto, in the event of a Participant’s termination due to Retirement: (i) all Options or Stock Appreciation Rights (whether not exercisable) may be exercised for a period of three (3) years following the date of Retirement, but in no event beyond the original term of the Option or Stock Appreciation Right (provided that any Incentive Stock Option exercised more than three (3) months following the date of Retirement will be treated as a Nonqualified Stock Option); and (ii) all other unvested Awards shall become fully vested; provided, however, that the vesting of any unvested Award whose vesting is contingent upon the satisfaction or attainment of Performance Criteria shall be determined by the Committee, in its sole discretion.

10.3 Other Termination. Unless otherwise determined by the Committee at any time prior to or after such termination, and included in the related Award Agreement or an amendment thereto, in the event of a Participant’s termination for any reason, other than due to Retirement or for Cause: (i) all exercisable Options or Stock Appreciation Rights may be exercised for a period of three (3) months following the date of termination, but in no event beyond the original term of the Option or Stock Appreciation Right; and (ii) all unexercisable Options or Stock Appreciation Rights and all other unvested Awards shall be forfeited as of the date of termination.

10.4 Termination for Cause. In the event of a Participant’s termination for Cause, all Awards, whether or not vested or exercisable, shall be forfeited as of the date of termination.

ARTICLE XI

CHANGE IN CONTROL

11.1 Vesting of Awards. Except as otherwise provided in the related Award Agreement, if a Participant is terminated, other than for Cause, following a Change in Control: (a) all unexercisable Options and Stock Appreciation Rights shall become exercisable; and (b) all other unvested Awards shall become fully vested and, with respect to any unvested Award whose vesting was based on the satisfaction or attainment of one (1) or more Performance Criteria, as though the performance criteria were satisfied or attained, including at the “target” level of performance, if performance was required to be satisfied or attained a specified level of performance.

11.2 Rights in Event of Change in Control. Except as otherwise provided in the related Award Agreement, in the event of a Change in Control, the Committee, in its sole discretion, may take such actions, if any, as it deems necessary or desirable with respect to any Award that is outstanding as of the date of the consummation of the Change in Control. Such actions may include, without limitation: (a) the acceleration of the vesting, settlement and/or exercisability of an Award; (b) the payment of a cash amount in exchange for the cancellation of an Award; and/or (c) the issuance of substitute Awards that substantially preserve the value, rights and benefits of any affected Awards. Any action relating to an Award that is subject to Section 409A of the Code shall be consistent with the requirements thereof.

ARTICLE XII

AMENDMENT OR TERMINATION OF THE PLAN

12.1 In General. The Board or the Committee may amend or terminate the Plan at any time; provided, however, that no amendment or termination shall be made without the approval of the Company’s stockholders to the extent that (a) the amendment materially increases the benefits accruing to Participants under the Plan, (b) the amendment increases the aggregate number of Shares authorized for grant under the Plan (excluding an increase in the number of Shares that may be issued under the Plan as a result of Section 2.4), (c) the amendment materially modifies the requirements as to eligibility for participation in the Plan, or (d) such approval is required by any law, regulation or stock exchange rule.

12.2 Repricing. Except for adjustments made pursuant to Section 2.4 of the Plan, in no event may the Board or the Committee amend the terms of an outstanding Award to reduce the exercise price of an outstanding Option or Stock Appreciation Right or cancel an outstanding Option or Stock Appreciation Right in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Option or Stock Appreciation Right without stockholder approval.

ARTICLE XIII

TRANSFERABILITY

13.1 Except as described in Section 13.2 or as provided in a related Award Agreement, an Award may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except by will or the laws of descent and distribution and, during a Participant’s lifetime, may be exercised only by the Participant or the Participant’s guardian or legal representative. Notwithstanding any provision contained in this Article XIII, no Award may be transferred by a Participant for value or consideration.

13.2 Unless otherwise specifically designated by the Participant in writing, a Participant’s beneficiary under the Plan shall be the Participant’s spouse or, if no spouse survives the Participant, the Participant’s estate.

ARTICLE XIV

MISCELLANEOUS

14.1 No Right to Continued Service or to Awards. The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment or services of a Participant or interfere with or limit the right of the Company or any Affiliate to terminate the services of any Employee, Director or Consultant at any time. In addition, no Employee, Director or Consultant shall have any right to be granted any Award, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Awards and the Committee’s interpretations and determinations with respect thereto need not be the same with respect to each Participant.

14.2 Tax Withholding.

(a) The Company or an Affiliate, as applicable, shall have the power and the right to deduct, withhold or collect any amount required by law or regulation to be withheld with respect to any taxable event arising with respect to an Award granted under the Plan. This amount may, as determined by the Committee in its sole discretion, be (i) withheld from other amounts due to the Participant, (ii) withheld from the value of any Award being settled or any Shares being transferred in connection with the exercise or settlement of an Award, (iii) withheld from the vested portion of any Award (including the Shares transferable thereunder), whether or not being exercised or settled at the time the taxable event arises, or (iv) collected directly from the Participant.

(b) Subject to the approval of the Committee, a Participant may elect to satisfy the withholding requirement, in whole or in part, by having the Company or an Affiliate, as applicable, withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction; provided that such Shares would otherwise be distributable to the Participant at the time of the withholding and if such Shares are not otherwise distributable at the time of the withholding, provided that the Participant has a vested right to distribution of such Shares at such time. All such elections shall be irrevocable and made in writing and shall be subject to any terms and conditions that the Committee, in its sole discretion, deems appropriate.

14.3 Requirements of Law. The grant of Awards and the issuance of Shares shall be subject to all applicable laws, rules and regulations (including applicable federal and state securities laws) and to all required approvals of any governmental agencies or national securities exchange, market or other quotation system. Without limiting the foregoing, the Company shall have no obligation to issue Shares under the Plan prior to (a) receipt of any approvals from any governmental agencies or national securities exchange, market or quotation system that the Committee deems necessary and (b) completion of registration or other qualification of the Shares under any applicable federal or state law or ruling of any governmental agency that the Committee deems necessary.

14.4 Legends. Certificates for Shares delivered under the Plan may be subject to such stock transfer orders and other restrictions that the Committee deems advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or other recognized market or quotation system upon which the Shares are then listed or traded, or any other applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any certificates issued under the Plan to make appropriate reference to restrictions within the scope of this Section 14.4.

14.5 Uncertificated Shares. To the extent that the Plan provides for the issuance of certificates to reflect the transfer of Shares, the transfer of Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

14.6 Governing Law. The Plan and all Award Agreements shall be governed by and construed in accordance with the laws of (other than laws governing conflicts of laws) the State of Ohio, except to the extent that the laws of the state in which the Company is incorporated are mandatorily applicable.

14.7 No Impact on Benefits. Awards are not compensation for purposes of calculating a Participant’s rights under any employee benefit plan that does not specifically require the inclusion of Awards in calculating benefits.

14.8 Rights as a Shareholder. Except as otherwise provided in the Plan or in a related Award Agreement, a Participant shall have none of the rights of a shareholder with respect to Shares covered by an Award unless and until the Participant becomes the record holder of such Shares.

14.9 Successors and Assigns. The Plan shall be binding on all successors and assigns of the Company and each Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

14.10 Section 409A of the Code.

(a) Awards granted pursuant to the Plan that are subject to Section 409A of the Code, or that are subject to Section 409A but for which an exception from Section 409A of the Code applies, are intended to comply with or be exempt from Section 409A of the Code and the Treasury Regulations promulgated thereunder, and the Plan shall be interpreted, administered and operated accordingly.

(b) If a Participant is determined to be a “specified employee” (within the meaning of Section 409A of the Code and as determined under the Company’s policy for determining specified employees), the Participant shall not be entitled to payment or to distribution of any portion of an Award that is subject to Section 409A of the Code (and for which no exception applies) and is payable or distributable on account of the Participant’s “separation from service” (within the meaning of Section 409A of the Code) until the expiration of six (6) months from the date of such separation from service (or, if earlier, the Participant’s death). Such Award, or portion thereof, shall be paid or distributed on the first (1st) business day of the seventh (7th) month following such separation from service.

(c) Nothing in the Plan shall be construed as an entitlement to or guarantee of any particular tax treatment to a Participant, and none of the Company, its Affiliates, the Board or the Committee shall have any liability with respect to any failure to comply with the requirements of Section 409A of the Code.

14.11 Savings Clause. In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE XV

EFFECTIVE DATE AND TERM OF THE PLAN

The effective date of the Plan is                     , 2010. No Incentive Stock Options shall be granted under the Plan after September 16, 2020, and no other Awards shall be granted under the Plan after the tenth anniversary of the effective date of the Plan or, if earlier, the date the Plan is terminated. Notwithstanding the foregoing, the termination of the Plan shall not preclude the Company from complying with the terms of Awards outstanding on the date the Plan terminates.

PVF CAPITAL CORP.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote “FOR” each of the nominees and “FOR” Proposals
#2 and #3.

1. The election as directors for a one-year term of all nominees listed below.

	For	Withhold		For	Withhold
01 - Frederick D. DiSanto	☐	☐	02 - Mark D. Grossi	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. To approve the PVF Capital Corp. 2010 Equity Incentive Plan.	☐	☐	☐	3. The ratification of the appointment of Crowe Horwath LLP as PVF Capital Corp.’s independent registered public accounting firm for the fiscal year ending June 30, 2011.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign
Below

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

1UPX

018J2D

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 27, 2010

The proxy statement, the Form 10-K for the year ended June 30, 2010 and the 2010

Annual Report to Stockholders are available at https://www.myparkview.com/proxy.asp.

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure your shares are represented at the Annual Meeting by promptly returning your proxy in the enclosed envelope.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — PVF CAPITAL CORP.	REVOCABLE PROXY

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert J. King, Jr. and James H. Nicholson with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of PVF Capital Corp. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the Hilton Cleveland East, 3663 Park East Dr., Beachwood, Ohio 44122, on October 27, 2010 at 10:00 a.m., local time, and at any and all adjournments thereof.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated September 27, 2010 and an Annual Report to Stockholders.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED BELOW AND FOR THE OTHER PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.